                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                           --------------------------

                           Form 8-K/A, Amendment No. 1

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934

Date of Report                                               September 27, 2001

                        Commission file number 333-50982
                      Highland Holdings International, Inc.
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)

Delaware                                                             98-0179679
--------                                                             ----------
(State of Incorporation)                               (IRS Identification No.)

                               480 Route 9, North
                              Englishtown, NJ 07726
                                 ((732) 617-2855
         ---------------------------------------------------------------
         (Registrant's address, including zip code and telephone number)

Items 1 and 2.  Change of Control and Acquisition

         (a) Transaction

         Effective July 16, 2001, Highland Holdings International, Inc. ("Highland"), acquired approximately 70% of the outstanding common stock of E Street Access, Inc., a privately-held New Jersey corporation ("E Street"), pursuant to (i) an offer by Highland to exchange its equity securities for all outstanding common stock and warrants of E-Street Access, Inc., a New Jersey corporation (the "Exchange"), and (ii) a Plan and Agreement of Reorganization, dated June 29, 2001, among Highland, E Street Access, Inc. ("E Street") and holders of approximately 70% of E Street's outstanding common stock, as amended by a First Amendment thereto (together, the "Agreement"). The transactions contemplated by the Exchange and the Agreement are intended to be a tax-free exchange pursuant to Section 368 of the Internal Revenue Code of 1986.

         Pursuant to the Agreement and the Exchange, on July 16, 2001, Highland issued 2,646,533 shares of its Series A Voting Convertible Preferred Stock ( the "Preferred Stock") (convertible into 13,232,655 shares of common stock) and 5,800,669 shares of its common stock, in exchange for an aggregate of 19,033,334 shares of E Street common stock, with the result that E Street has become a subsidiary of the Issuer. Highland had intended to issue one share of its common stock for each share of common stock of E Street tendered in the Exchange, but since Highland did not have the required number of authorized shares of common stock to complete the Exchange on this basis, it agreed to issue one share of Preferred Stock to certain E Street shareholders for five shares of E Street common stock. Upon approval by Highland's shareholders of an increase in the number of shares of common stock which Highland is authorized to issue, the Preferred Stock will be automatically converted into shares of Highland's common stock If, at July 16, 2001, the Preferred Stock was converted into common stock, an aggregate of 20,305,660 shares of common stock of Highland would have been outstanding.

         Outstanding warrants to acquire 43,371 shares of E Street common stock, at an exercise price of $ 1.00 per share, will be convertible into warrants to purchase the same number of shares of Highland's common stock on the same terms and conditions pursuant to the Exchange.

         The Exchange of one share of common stock of Highland for each share of common stock of E Street will continue on a rolling basis to E Street's remaining shareholders. If all remaining shares of E Street common stock are exchanged for shares of Highland, an additional 9,436,676 shares of Highland's common stock will be issued in the Exchange, and the total number of such shares then outstanding will be approximately 29,742,326, and former E Street shareholders would own approximately 96% of Highland's outstanding common stock. Management of E Street expects that most, if not all, of the remaining E Street shareholders will accept the offer to exchange their shares for shares of Highland when made.

         (b) Participation of E Street Principals

         The E Street shareholders who participated in the Exchange on July 16, 2001 included the officers and directors of E Street, John Derrico, Warren B. Minton and Joseph Schultz, who became beneficial owners of approximately 22%, 25% and 25%, respectively, of Highland's outstanding common stock.

         As part of the Agreement, Highland agreed to nominate Messrs. Derrico, Minton and Schultz to serve as members of its Board of Directors, and, together with E Street, entered into employment agreements with each of Messrs. Derrico, Schultz and Minton for terms of three-years commencing July 16, 2001.

         (c) Description of E Street's Business

         E Street, whose offices are located in Englishtown, New Jersey, is a multifaceted securities and financial solutions company that develops and licenses software for the financial services industry and systems and hardware architecture for use in both Internet and traditional securities services and operations, including NASDAQ market making and investment banking. E Street's subsidiaries are: ESA Securities, Inc., a registered broker-dealer and NASD member firm; Global Tradesoft, Inc., which is developing proprietary software and systems architecture for regulatory reporting; and E Street Venture Partner Group, LLC, a limited liability company which was organized to conduct merchant-banking activities.

                 PRO FORMA AND HISTORICAL FINANCIAL STATEMENTS

          BASIS OF PRESENTATION OF PRO FORMA CONSOLIDATED BALANCE SHEET

The following pro forma consolidated balance sheet of Highland Holdings International, Inc. includes the accounts of Highland Holdings International, Inc. (Corporation) and its wholly-owned subsidiary Highland Resources Honduras, S.A. (Subsidiary) and E Street Access, Inc. (Target) (collectively the Company). The Corporation and the Subsidiary are non-operating, development stage companies, whereas, the Target is an operating, non-public company.

Pursuant to an agreement, effective July 16, 2001, the Corporation is expected to exchange one share of its common stock for each share of Target. If and when all of Targets stockholders exchange their shares, Target shareholders will own approximately 96% of the Corporation and the continuing business of the Company will be that of Target. Although the transaction documents describe the Corporation as the acquirer, the reality of the situation is that Target is the continuing entity. As a result, the accounting for the business combination should follow by combining the net liabilities of the Corporation and Subsidiary with the net assets of Target from the effective date of the transaction forward. The statements of operations and cash flows, currently and historically, will be those of Target.

The capital structure of the Company will represent that of the Corporation with respect to the number of shares and par value. This will differ from previously issued statements of Target because of the accounting entries to account for this transaction as a "Reverse Takeover." Specifically, in consolidation, the common stock, additional paid-in capital and retained (deficit) of the Corporation and Subsidiary (net liabilities) are debited to the additional paid-in capital of Target. An adjustment is then made between par value and additional paid-in capital so that the number of shares actually outstanding of the Corporation, multiplied times its par value, equals the aggregate par value in the financial statements.

At June 30, 2001, the actual number of common shares issued and outstanding for the Corporation was 1,272,326 shares. The pro forma consolidated balance sheet reflects an authorized amount of 20,000,000 common shares with 29,122,776 shares issues and outstanding. The greater number of shares issued reflects the Corporation's intention to seek an increase in its authorized amount in the near future followed by the conversion of 2,646,533 shares of Series A Preferred Stock into 13,232,655 common shares. In addition to common shares upon conversion, the Corporation is expected to issue an additional 8,817,126 shares to stockholders who have not yet exchanged their shares. In July, the Corporation issued 5,800,669 common shares to E Street Access, Inc. stockholders in exchange for their shares. As a result of the share issuances and those expected to be issued, the Corporation's issued and outstanding shares for pro forma consolidated balance sheet purposes is the sum of what was outstanding at June 30, 2001 (1,272,326 shares) plus the shares issued and issuable (27,850,450 shares) or 29,122,776 shares.

The following adjustments have been included in the following pro forma consolidated balance sheet:

(1- Eliminate Highland Holdings International, Inc.'s (HHII's) common stock, additional paid-in capital, retained (deficit) and charge HHII's net liabilities to additional paid-in capital of the consolidated entity.

(2- Eliminate E Street Access, Inc.'s aggregate par value.

(3- Record number of shares multiplied times par value to establish aggregate par value in consolidated financial statements.

                      HIGHLAND HOLDINGS INTERNATIONAL, INC.
          PRO FORMA CONSOLIDATED BALANCE SHEET AFTER "REVERSE TAKEOVER"
                                  July 31, 2001
                                   (UNAUDITED)

                                     Assets

                                                     HIGHLAND
                                                     HOLDINGS
                                                 INTERNATIONAL,          E STREET          CONSOLIDATING
                                                      INC.                ACCESS              ENTRIES           CONSOLIDATED
                                                  June 30, 2001       July 31, 2001
                                              ----------------------  --------------     --------------------  -------------------
Current assets
       Cash                                   $               2,798   $     181,049                            $          183,847
       Receivable-brokers/dealers                                 -          95,370                                        95,370
       Securities, at fair value                                  -          23,655                                        23,655
       Prepaid interest                                           -         120,000                                       120,000
                                              ----------------------  --------------     --------------------  -------------------
            Total current assets                              2,798         420,074                        -              422,872
                                              ----------------------  --------------     --------------------  -------------------

Fixed assets, net                                             1,115         597,465                                       598,580
Other assets
       Clearing deposit                                           -         146,494                                       146,494
       Advance                                                    -         175,000                                       175,000
       Investment, at cost                                        -           3,300                                         3,300
                                              ----------------------  --------------     --------------------  -------------------

Total Assets                                  $               3,913   $   1,342,333      $                 -   $        1,346,246
                                              ======================  ==============     ====================  ===================

                      Liabilities And Stockholders' Equity

Current liabilities
       Accounts payable                       $              22,931   $     342,075                        -   $          365,006
       Short-term note payable                                    -         500,000                        -              500,000
       Officers loans                                       153,612               -                        -              153,612
       Other payable                                        103,000               -                        -              103,000
                                              ----------------------  --------------     --------------------  -------------------
            Total current liabilities                       279,543         842,075                        -            1,121,618
                                              ----------------------  --------------     --------------------  -------------------

Stockholders' equity
       Preferred stock; 5,000,000 shares
        authorized; $0.001 par value; none
        issued and outstanding                                    -               -                                             -

       Common stock; 20,000,000 shares
        authorized; $0.001 par value; none                                           (1-              (1,272)
        29,122,776 shares issued and                                                 (2-            (139,252)
        outstanding                                           1,272         139,252  (3-              29,123               29,123

                                                                                     (1-          (2,097,767)
                                                                                     (1-            (275,630)
                                                                                     (2-             139,252
       Additional paid-in capital                         2,097,767       4,155,463  (3-             (29,123)           3,989,962

       Retained (deficit)                                (2,374,669)     (3,794,457) (1-           2,374,669           (3,794,457)
                                              ----------------------  --------------     --------------------  -------------------
             Total stockholders' equity                    (275,630)        500,258                        -              224,628
                                              ----------------------  --------------     --------------------  -------------------

Total Liabilities and
        Stockholders' Equity                  $               3,913   $   1,342,333      $                 -   $        1,346,246
                                              ======================  ==============     ====================  ===================

       See basis of presentation of pro forma consolidated balance sheet.

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


To the Stockholders and Board of Directors
Highland Holdings International, Inc. (an exploration stage company):

     We have audited the accompanying consolidated balance sheet of Highland Holdings International, Inc. (an exploration stage company) as of December 31, 2000 and the related consolidated statements of operations, cash flows and shareholders' deficit for the year ended December 31, 2000 and 1999 and for the period from inception, March 23, 1992 to December 31, 2000. These consolidated financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit. The financial statements as of December 31, 1999 and for the year then ended, were audited by other auditor whose report dated April 28, 2000 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Highland Holdings International, Inc. (an exploration stage company) and subsidiaries as of December 31, 2000 and the consolidated results of their operations and their consolidated cash flows for the year then ended and for the period from inception, March 23, 1992 to December 31, 2000 in conformity with generally accepted accounting principles.


The accompanying consolidated financial statements have been prepared assuming that Highland Holdings International, Inc. (an exploration stage company) will continue as a going concern. As more fully described in Note 2, the Company has incurred operating losses since inception and requires additional capital to continue operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans as to these matters are described in Note 2. The consolidated financial statements do not include any adjustments to reflect the possible effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the possible inability of Highland Holdings International, Inc. (an exploration stage company) to continue as a going concern.


/s/ KABANI & COMPANY, INC.
--------------------------
KABANI & COMPANY, INC.
CERTIFIED PUBLIC ACCOUNTANTS

Fountain Valley, California
March 28, 2001

                      HIGHLAND HOLDINGS INTERNATIONAL, INC.
                         (an exploration stage company)
                           CONSOLIDATED BALANCE SHEET

                                                                    December 31,
                                                                            2000
                                                                    ------------
                                     Assets
Current assets
  Cash                                                              $     1,934
  Prepaid expenses                                                        1,278
                                                                    -----------
  Total current assets                                                    3,212

Property & equipment-net                                                  1,835


                                                                    -----------
Total assets                                                        $     5,047
                                                                    ===========

                      Liabilities and Stockholders' Deficit

Current liabilities
  Accounts payable and accrued expenses                             $    19,939
  Officer loan payable                                                  132,712
  Contract payable                                                      103,000
                                                                    -----------
  Total liabilities                                                     255,651

Stockholders deficit
  Preferred stock- $.001 par value, authorized
    5,000,000 shares. The number of shares outstanding
    at December 31, 2000; -0-
  Capital stock- $.001 par value, authorized
    20,000,000 shares. The number of shares
    outstanding at December 31, 2000; 1,072,326                           1,072
  Additional paid in capital                                          2,047,967
  Accumulated other comprehensive income: Currency translation            5,982
  Accumulated deficit during exploration stage                       (2,305,625)
                                                                    -----------
Total stockholders deficit                                             (250,604)
                                                                    -----------
Total liabilities and stockholders deficit                          $     5,047
                                                                    ===========


                 See accompanying notes to financial statements.

                          HIGHLAND HOLDINGS INTERNATIONAL, INC.
                             (an exploration stage company)
                          CONSOLIDATED STATEMENT OF OPERATIONS

                                                                             For the period
                                                                             from inception,
                                                  For the       For the      March 23, 1992
                                                 year ended    year ended         to
                                                December 31,  December 31,   December 31,
                                                    2000          1999           2000
                                                -----------    -----------    -----------
Income                                          $         0    $         0    $         0

Cost of goods sold                                        0              0              0
                                                -----------    -----------    -----------

Gross profit                                              0              0              0

Operations:
  General and administration                         36,624         27,827        866,578
  Exploration costs                                  64,506        130,197        770,375
  Non cash compensation-consulting fees              50,000         30,000        175,500
  Non cash payment for mining interests                                           391,753
  Realized and unrealized loss on
    trading securities-net                           13,286         17,132         30,418
  Depreciation and amortization                       1,591          1,956          6,124
                                                -----------    -----------    -----------
Total expense                                       166,007        207,112      2,240,748

Loss from continuing operations                    (166,007)      (207,112)    (2,240748)

Other income and loss

  Interest expense                                        0        (11,903)       (64,877)
                                                -----------    -----------    -----------
Total other income and expenses                          (0)       (11,903)       (64,877)

Net Profit (Loss) from operations               $  (166,007)   $  (219,015)   $(2,305,625)
                                                ===========    ===========    ===========

Net loss per share-basic & diluted              $     (0.16)   $     (0.33)
                                                ===========    ===========
Weighted average number of shares outstanding
Basic & Diluted                                     986,153        664,178
                                                ===========    ===========


                 See accompanying notes to financial statements.

                      HIGHLAND HOLDINGS INTERNATIONAL, INC.
                         (an exploration stage company)
                  CONSOLIDATED STATEMENT OF STOCKHOLDERS EQUITY


                                                                                  Deficit
                                                                                accumulated
                                                                   Additional     during        Currency
                                      Common         Common         paid in     exploration    translation
            Date                       Stock          Stock         capital        stage       adjustment        Total
           ------                   -----------    -----------    -----------   -----------    -----------    -----------
03-13-1992                                  556    $         1    $     1,999   $              $              $     2,000
                                    -----------    -----------    -----------   -----------    -----------    -----------
Net loss                                                                             (1,800)                       (1,800)

12-31-1994                                  556              1          1,999        (1,800)                          200
Issuance of stock for acquisition          2280              2        293,195                                     293,197
additional capital contribution                                        27,000                                      27,000
Currency translation adjustment
Net loss                                                                            (30,050)                      (30,050)
                                    -----------    -----------    -----------   -----------    -----------    -----------
12-31-1995                                2,836              3        322,194       (31,850)                      290,347
Issuance of shares for
forgiveness of loans                        670              1        147,375                                     147,376
Issuance of shares for
acquisition                                 198              1         43,055                                      43,056
Currency translation adjustment
Net loss                                                                           (845,629)                     (845,629)
                                    -----------    -----------    -----------   -----------    -----------    -----------
12-31-1996                                3,704              5        512,624      (877,479)                     (364,850)
Issuance of shares for
acquisition                              19,048             19         99,981                                     100,000
Issuance of shares for
consulting services                      12,476             12         65,488                                      65,500
Sale of shares                            2,857              2         14,998                                      15,000
Sale of shares                           17,143             17         89,983                                      90,000
Issuance of shares for
acquisition                               2,381              2         62,498                                      62,500
Issuance of shares to Advisory
Board                                       286              1          1,499                                       1,500
Sale of shares                            5,000              5        524,995                                     525,000
Currency translation adjustment                                                                      8,621          8,621
Net loss                                                                           (593,679)                     (593,679)
                                    -----------    -----------    -----------   -----------    -----------    -----------
12-31-1997                               62,895             63      1,372,066    (1,471,158)         8,621        (90,408)
Issuance in consideration for
consulting fees                           2,666              3         28,497                                      28,500
Issuance of shares for
conversion of debt                       67,906             68        100,932                                     101,000
Sale of shares through private
placement                                40,317             40        155,960                                     156,000
Sale of shares                           22,667             23         33,977                                      34,000
Sale of shares through private
placement                               182,542            182         81,962                                      82,144
Beneficial conversion feature on
loans                                                                  41,248                                      41,248
Foreign currency translation                                                                         (940)           (940)
Net loss                                                                           (449,445)                     (449,445)
                                    -----------    -----------    -----------   -----------    -----------    -----------
12-31-1998                              378,993            379      1,814,642    (1,920,603)         7,681        (97,901)
Capital contribution                                                    8,024                                       8,024
Sale of shares through private
placement                               506,667            507        113,493                                     114,000
Issuance of shares for
conversion of debt                       53,333             53         23,947                                      24,000
Issuance of shares for
consulting fees                          40,000             40         29,960                                      30,000
Beneficial conversion feature on
loans                                                                   7,994                                       7,994
Currency translation adjustment                                                                     (1,699)        (1,699)
Net loss                                                                           (219,015)                     (219,015)
                                    -----------    -----------    -----------   -----------    -----------    -----------
12-31-1999                              978,993            979      1,998,060    (2,139,618)         5,982       (134,597)
Issuance of shares for
consulting fees                          93,333             93         49,907                                      50,000
Net loss                                                                           (166,007)                     (166,007)
                                    -----------    -----------    -----------   -----------    -----------    -----------
12-31-2000                            1,072,326    $     1,072    $ 2,047,967   $(2,305,625)   $     5,982    $  (250,604)


All shares issuance reflect a 17,500 forward split on January 24, 1995; a 30 to 1 reverse split on April 4, 1997 and a 7 to 1 reverse split on July 1, 1998 and a 15 to 1 reverse split on January 10, 2001.


                 See accompanying notes to financial statements.

                      HIGHLAND HOLDINGS INTERNATIONAL, INC.
                         (an exploration stage company)
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                                  For the period from
                                                                       For the year     For the    inception, March
                                                                          ended        year ended    23, 1992, to
                                                                       December 31,   December 31,   December 31,
                                                                           2000           2000           2000
                                                                       -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net profit (loss)                                                    $  (166,007)   $  (219,015)   $(2,305,625)
  Add items not affecting cash

  Depreciation and amortization                                              1,591          1,956          6,124
  Issuance of common stock for consulting fees                              50,000         30,000        175,500
  Issuance of common stock for the Lagoa da Pedra Project                                                293,197
  Issuance of common stock for the acquisition of Arizona properties                                     100,000
  Issuance of common stock for the acquisition of Minas Novas                                            105,556
  Interest expense                                                                         11,903         64,877

  Write off of security deposit
  Write off of office equipment abandoned with shut down of office Changes in non-cash operating accounts
  Trading  securities                                                      (31,375)        31,375
  Prepaid expenses                                                            (174)         6,570         (1,278)
  Accounts payable                                                          (2,473)        15,116         19,939
                                                                       -----------    -----------    -----------
TOTAL CASH FLOWS FROM OPERATIONS                                           (85,688)      (184,845)    (1,541,710)

CASH FLOWS FROM FINANCING ACTIVITIES
  Officer loan payable                                                      82,712         50,000        132,712
  Contract payable                                                                                       103,000
  Proceeds from issuance of  shares of common stock for debt                                             147,376
  Proceeds of  convertible note                                                                          109,365
  Currency translation adjustment                                                          (1,699)         5,982
  Sale of stock-net of offering costs                                         --          122,024      1,053,168
                                                                       -----------    -----------    -----------
TOTAL CASH FLOWS FROM FINANCING ACTIVITIES                                  82,712        170,325      1,551,603

CASH FLOWS FROM INVESTING ACTIVITIES
  Office equipment                                                            (768)          --           (7,959)
                                                                       -----------    -----------    -----------

TOTAL CASH FLOWS FROM INVESTING ACTIVITIES                                  (7,959)          --             (768)

NET INCREASE (DECREASE) IN CASH                                              3,744        (14,520)         1,934
CASH BALANCE BEGINNING OF PERIOD                                             5,678         20,198              0
                                                                       -----------    -----------    -----------
CASH BALANCE END OF PERIOD                                             $     1,934    $     5,678    $     1,934
                                                                       ===========    ===========    ===========


                 See accompanying notes to financial statements.

                      HIGHLAND HOLDINGS INTERNATIONAL, INC.
                         (an exploration stage company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                            December 31, 2000 & 1999


Note 1. Organization of Company and Issuance of Common Stock

     a. Creation of the Company

     Highland Holdings International, Inc. (the "Company") was formed on March 23, 1992 under the laws of the State of Delaware as Northern Medical, Inc. with 10,000,000 shares of common stock authorized, $.001 par value each and 1,000,000 shares of preferred stock, $.001 par value each. On October 30, 1992, the certificate of incorporation was amended to change the name of the Company to Normed Industries, Inc. The certificate of incorporation was again amended on January 17, 1995 increasing the number of shares of common stock to 20,000,000, $.001 par value each and 5,000,000 shares of preferred stock, $.001 par value each. On March 28, 1995, the Company amended its certificate of incorporation to change its name to Highland Resources, Inc. On November 3, 1997, the Company amended its certificate of incorporation to change its name to Highland Holdings International, Inc.

     b. Description of the Company

     The Company is an exploration stage company involved in the acquiring and development of a gold mining concession in Honduras. At the report date mineral claims, with unknown reserves, had been acquired. At present, the Company is in the exploration stage and there is no assurance that any of its prospects or properties contains a commercially viable ore body (reserves) until further geologic exploration work is done, and a final feasibility study based upon such work is concluded.

     c. Issuance of Capital Stock

     All shares issued reflect a 17,500 forward split on January 24, 1995; a 30 to 1 reverse split on April 4, 1997 and a 7 to 1 reverse split on July 1, 1998 and 15 to 1 reverse split on January 10, 2001and such the per share amounts have been adjusted to reflected the adjusted number of shares.

     On March 31, 1992, the Company issued 556 shares of common stock to Mr. Roger Fidler in consideration for the contribution of $1,500 in cash and $500 in organization costs.

     On March 13, 1995, The Company entered into an agreement to obtain the alluvial gold and diamond mineral rights in its Lagoa da Pedra Project of the Lagoa da Pedra Partnership for 2280 shares of common stock with an aggregate consideration of $293,197.

     On September 11, 1996, the Company issued 670 shares of common stock in consideration for the forgiveness of $147,376 in loans to the Company.

     On September 11, 1996, the Company issued 198 shares of common stock as part consideration in the acquisition of Minas Novas valued at an aggregate consideration of $43,056.

     On May 5, 1997, the Company issued, pursuant to regulation D, an aggregate of 19,048 shares of common stock to various parties in consideration for the purchase of 18 unpatented mining claims situated in Pima County, Arizona, valued at $100,000.

     On May 5, 1997, the Company issued, pursuant to Regulation D, and aggregate of 12,476 shares of common stock to various related parties to the Company in consideration of consulting services valued at $65,500 in services.

     On May 30, 1997, the Company sold 2,857 shares of common stock pursuant to Rule 504 for an aggregate consideration of $15,000.

     As of June 30, 1997, the Company sold 17,143 shares of common stock, pursuant to a private placement under "Rule 504" of the Securities Act of 1933, as amended, for an aggregate consideration of $90,000.

     On December 16, 1997, the Company issued 2,381 shares of common stock for an aggregate consideration of $62,500 pursuant to the agreement with Minas Novas Pesquisa E. Lavra S.A. to three individuals named in the agreement as follows:
1,310 shares to Friedrich Ewald Ronger, 833 shares to Victor Eugenio Suckau and 238 shares to Lothar Wirth for an aggregate consideration of $62,500.

     On December 16, 1997, the Company issued 286 shares of common stock to 6 advisory board members in exchange for services over a period of 1 year valued at $1,500.

     On December 16, 1997, the Company sold 5,000 shares pursuant to Regulation D for an aggregate consideration of $525,000.

     During the year 1998, the Company sold an aggregate of 22,667 shares of common stock for an aggregate consideration of $34,000 in consulting fees.

     During 1998, the Company issued 67,906 shares of common stock through the initial sale of $101,000 in convertible debt that was converted into shares of common stock during the year.

     The Company sold an aggregate of 40,317 shares of common stock in consideration for $156,000 through the completion of a private placement.

     The Company sold an aggregate of 182,542 shares for an aggregate consideration of $82,144 through the completion of a private placement.

     As of September 30, 1999, the Company sold 20,000 shares of common stock for $10,000 or to Mr. George Nadas, Secretary.

     As of September 30, 1999, the Company sold an aggregate of 486,667 shares of common stock for an aggregate of $104,000 to Mr. John Demoleas, President.

     As of December 31, 1999, the Company converted the balance of $24,000 due Cadence Capital into 53,333 shares of common stock in consideration for the conversion of debt.

     As of September 30, 1999, the Company issued an aggregate of 40,000 shares of common stock in consideration of consulting fees valued at an aggregate of $30,000.

     In December 1999, the Company converted the balance due Cadence Capital into 53,333 shares of common stock for $24,000 of debt or $0.03 per share.

     On December 4, 2000, the Company issued 93,333 shares of common stock in consideration of consulting fees valued at an aggregate of $50,000.

Note 2. Summary of Significant Accounting Policies

     a. Basis of Financial Statement Presentation

     The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company incurred net losses of $2,305,625 for the period from inception, March 23, 1992, to December 31, 2000. These factors indicate that the Company's continuation as a going concern is dependent upon its ability to obtain adequate financing. The Company is anticipating the need to do further private placements to bring the mine in Honduras into production and with the completion of its additional private placement and with the increase in working capital, the Company will be able to continue to develop the Company's mining concession and begin production. The Company will require substantial additional funds to finance its business activities on an ongoing basis and will have a continuing long-term need to obtain additional financing. The recoverability of the amounts shown for the mining projects and the ability of the Company to continue as a going concern are dependent upon its ability to raise capital, achieve profitable operations from its mining activities, and on a satisfactory regulatory environment governing the development and operation of mining properties in Honduras.

     The financial statements presented consist of the consolidated balance sheet of the Company as at December 31, 2000 and the related consolidated statements of operations, stockholders equity and cash flows for the years ending December 31, 2000, 1999, and for the period from inception, March 23, 1992, to December 31, 2000.

     b. Cash and cash equivalents

     The Company treats temporary investments with a maturity of less than three months as cash.

     c. Investments

     The Company's investments are classified as trading securities and are carried at fair value with the realized and unrealized losses are carried in operations.

     d. Exploration Costs

     Cost of acquisition, exploration, carrying, and retained unproven properties are expensed as incurred. Cost incurred in proving and developing a property ready for production are capitalized and amortized over the life of the mineral deposit or over a shorter period if the property is shown to have an impairment in value.

     e. Environmental Requirements

     At the report date environmental requirements related to the mineral claims acquired are unknown and therefore an estimate of any future cost cannot be made.

     f. Property and Equipment

     Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives using the straight-line methods over a period of five years. Maintenance and repairs are charged against operations and betterment's are capitalized.

     g. Revenue Recognition

     Revenue is recognized when extracted minerals are shipped.

     h. Foreign Currency Translation

     The U.S. dollar amounts presented have been translated from the Brazilian, Honduras and Canada currency amounts in accordance with he criteria set forth in Statement of Financial Accounting Standards 52 (SFAS 52) as applicable to the accounts and transactions of a company operating in the currency of a country with a non-highly inflationary economy. As of July 01, 1997, the three years cumulative rate of inflation in Brazil, Honduras and Canada was less than 100% and the entity's functional currency became the Brazilian real, Honduars lempira and the Canadian dollar, the currency of the primary economic environment in which the Company operates. As the reporting currency is the U.S. dollar, the following criteria for the translation of Brazilian reais, Honduras lempira and Canadian dollars to U.S. dollars was applied to the local currency basis financial statements according to SFAS 52. Assets and liabilities were translated by using the exchange rate at the balance sheet date; Revenues, expenses, gains, losses were translated by using the weighted average exchange rate for the period from January 1, 2000 to December 31, 2000.

     The translation loss for the period from January 1, 2000 to December 31, 2000 was reported separately as a component of shareholder's Equity (as a CTA -cumulative translation adjustment); The capital account in Shareholder's equity was translated by using the historical exchange rate.

     i. Selling and Marketing Costs

     Selling and Marketing - Certain selling and marketing costs are expensed in the period in which the cost pertains. Other selling and marketing costs are expensed as incurred.

     j. Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     k. Asset Impairment

     The Company adopted the provisions of SFAS No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF (SFAS No. 121) effective January 1, 1996. SFAS No. 121 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the estimated undiscounted cash flows to be generated by those assets are less than the assets' carrying amount. SFAS No. 121 also addresses the accounting for long-lived assets that are expected to be disposed of.

     l. Basic and diluted net loss per share

     Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), "Earnings per share". SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

     m. Stock-based compensation

     In October 1995, the FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation". SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, "Accounting for stock issued to employees" (APB 25) and related interpretations with proforma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The implementation of this standard did not have any impact on the Company's financial statements.

     n. Fair value of financial instruments

     Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

     o. Segment Reporting

     The Company allocates resources and assesses the performance of its activities as one segment. During the years ended December 31, 2000 and 1999, the Company only operated in one segment therefore segment disclosure has not been presented.

     p. Recent Pronouncements

     In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133 "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes accounting and reporting standards requiring that every derivative instrument (including certain derivative instruments embedded in other contracts) be recorded on the balance sheet as either an asset or liability measured at its fair value. SFAS No. 133 requires that changes in the derivative's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. SFAS No. 133, as amended by SFAS No. 137 and SFAS No. 138, is effective for fiscal quarters of fiscal years beginning after June 15, 2000. This statement is not applicable to the Company.

     In June 1999, the Financial Accounting Standards Board ("FASB") issued Financial Accounting Standards (SFAS) No. 136, "Transfer of Assets to a Not-for-Profit Organization or Charitable Trust that raises or Holds Contributions for Others." This statement is not applicable to the Company.

     In June 1999, the FASB issued Financial Accounting Standards (SFAS) No. 137, "Accounting for Derivative Instruments and Hedging Activities." The Company does not expect adoption of SFAS No. 137 to have a material impact, if any, on its financial position or results of operations.

     In June 2000, the FASB issued Financial Accounting Standards (SFAS) No. 138, "Accounting for Certain Instruments and Certain Hedging Activities." This statement is not applicable to the Company.

     In June 2000, the FASB issued Financial Accounting Standards (SFAS) No. 139, "Rescission of FASB Statement No. 53 and Amendments to Statements No. 63, 89, and 121." This statement is not applicable to the Company.

     In September 2000, the FASB issued Financial Accounting Standards SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, and a replacement of FASB Statement No. 125." This statement is not applicable to the Company.

     In December 1999, the Securities and Exchange Commission (the "SEC") issued Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements." SAB No. 101 summarizes the SEC's views on the application of GAAP to revenue recognition. In June 2000, the SEC released SAB No. 101B that delays the implementation date of SAB 101 until no later than the fourth fiscal quarter of fiscal year beginning after December 15, 1999. The Company has reviewed SAB No. 101 and believes that it is in compliance with the SEC's interpretation of Revenue recognition.

     In March 2000, the FASB issued Interpretation No. 44, "Accounting for Certain Transactions involving Stock Compensation." This Interpretation clarifies (a) the definition of employee for purposes of applying APB Opinion No. 25, (b) the criteria for determining whether a plan qualifies as a no compensatory plan, (c) the accounting consequence of various modifications to the terms of a previously fixed stock option or award, and (d) the accounting for an exchange of stock compensation awards in a business combination. The adoption of this Interpretation has not had a material impact on the Company's financial position or operating results.

     q. Reclassifications

     Certain amounts in the 1999 financial statements have been reclassified to conform with the 2000 presentation.

Note 3. Acquisition of Assets

     The following claims have not been proven to have a commercial minable ore reserve and therefore all costs for exploration and retaining the properties have been expensed

     a. Lagoa da Pedra Project

     On March 13, 1995 when the Company entered into an agreement to purchase the alluvial mineral rights in its Lagoa da Pedra Project located on the Jequitinhonha river, near Diamantina, Minas Gerais, Brazil from the Lagoa da Pedra Partnership (the "Partnership") for 2,280 shares of common stock. The partnership consisted of Charles Stetler, a geologist (owning 12.5% of the Partnership), Jose Lourenco Viana Neto (owning 12.5% of the Partnership),

Enterprise Gold Limited, a partnership located in Monaco (owning 50% of the Partnership) and Perth Limited of the British Virgin Islands (owning 25% of the Partnership). Charles Stetler and Jose Lourenco Viana Neto are experienced in the mining industry in Brazil and will manage the operations in Brazil and Enterprise Gold Limited and Perth are investors with international business affiliations that assisted in the corporate development of the operation. The transaction has been accounted for as a reverse acquisition and using the purchase method of accounting with historic costs being the basis of valuation. The financial statements of the Company have been retroactively restated to include the combined statements of operations and cash flows for the period from inception, March 22, 1992, to March 13, 1995 and the statements of operations and cash flows of Lagoa da Pedra Partnership for the period March 13, 1995. The aggregate moneys spent on the project to date represent $293,197.

     The contract for purchase required a payment of $30,000 with a down payment of $5,000, which was paid on May 10, 1993 by the Lagoa da Pedra Partnership and the balance of $25,000 to be paid by December 31, 1996 by the Lagoa da Pedra Partnership. The terms of the agreement were modified on various occasions to extend the time required to pay the balance of $25,000.

     As of December 31, 1996, the Company had concluded that the Logoa da Pedra Project is not able to yield production sufficient to offset the required investment in exploration and commercial production costs and had charged the mineral costs $446,967 accumulated for this project were charged to operations for the year ending December 31, 1996.

     b. Option on Acquisition of Minas Novas

     On June 27, 1996, the Company entered into an agreement with Minas Novas Pesquisa E Lavra S.A. ("Minas Novas"), a Brazilian corporation for the acquisition of 95% of the issued and outstanding stock of Minas Novas for a purchase price of $380,000.

     On September 1, 1997, the agreement was modified as to the terms and conditions as follows:

     The Company was given recognition of the $15,000 paid pursuant to the original agreement on June 27, 1996.

     On September 11, 1996, the Company issued an aggregate of 198 shares of restricted common stock as part consideration in the acquisition of Minas Novas and to extend the deadline for the payment of the purchase price of the mineral property. These shares were subsequently restated to 198 upon the reverse split of the Company's stock. The shares were issued as restricted stock.

     On December 16, 1997, the Company issued an additional 2,381 shares of common stock pursuant to the agreement with Minas Novas to three individuals named in the agreement as follows: 1,310 shares to Friedrich Ewald Renger, 833 shares to Victor Eugenio Suckau and 238 shares to Lothar Wirth. These shares were issued as a further inducement to extend the deadline for the payment of the purchase price of the mineral property and as additional consideration and collateral for the consummation of this purchase agreement. The shares of common stock, were issued as restricted stock and were valued at an aggregate of $62,500 and charged to operations as a cost of acquiring the mineral property.

     The shareholders' of Minas Novas had an option until September 30, 1998, to require the Company to repurchase the shares for an aggregate consideration of $500,000 by notifying the company of Minas Nova's intention in writing by September 1, 1998 and effect payment within 120 days. Thirty days after written notice, interest will accrue at the rate of 2% per month. In the event of default by the Company to repurchase these shares, then the present contract looses all legal validity and all outstanding shares of Minas Novas must be returned to the seller without onus to the seller. Effective September 2, 1998, if the principals of Minas Novas wish to sell on the open market any part of the shares of restricted stock, these shares can only be sold in blocks with a combined maximum value of $100,000 in any given month.

     The Company also agreed to begin to advance money as follows:

     $5,000 per month for the next 12 months for payment of administration costs commencing September 1, 1997.

     $20,000 toward the costs of the elaboration of the Economic Development Plan as required by the Brazilian government.

     $80,000 for working capital commencing December 1, 1997.

     The default of any of the obligations of either the Company or Minas Novas that is not corrected in a maximum period of 30 days, counting the date of the specific notification will cause the dissolution of the contract and subject the Company to a penalty of $210,000 and the return to each party the shares issued pursuant to this contract.

     As of December 31, 1997, the Company reflected a total Contract Payable of $603,000 consisting of a $103,000 balance for monies due towards the 4 monthly payments of $5,000 due for 1997, the $80,000 and the $20,000 less $17,000 paid as of December 31, 1997 and the liability for the repurchase of the shares of common stock for an aggregate consideration of $500,000.

     The Company has charged operations for an aggregate of $240,000 representing the $120,000 in operating monies due Minas Novas and $120,000 representing the difference in the purchase price of $120,000 due to the penalties for prolonging payment of the original terms of purchase ($500,000 for the option less the original purchase price of $380,000).

     As of December 31, 1998, the Company has concluded that the Minas Novas Project is not able to yield production sufficient to offset the required investment in exploration and commercial production costs and has charged the cost to purchase the Minas Novas project of $380,000 to operations for the year ending December 31, 1998. Management is also of the opinion that Minas Novas Pesquisa E Lavra S.A. has not lived up to the terms and conditions of the contract for purchase, exploration and development entered into on September 11, 1997 and has discontinued any further relationship with the shareholders of Minas Novas. The Company has also placed a stop transfer order on the shares of common stock that were issued as a further inducement and as additional consideration and collateral for the consummation of this purchase agreement and has requested the return of these shares. As of December 31, 2000, the Company has recognized the value of the outstanding put option of the shares of common stock collateralizing aggregating $500,000 and the balance of the contract payable aggregating $103,000. Pursuant to the terms and conditions of the agreement, the Company may also be liable for liquidated damages of up to $210,000 if litigation should occur.

     As of December 31, 2000, a lawsuit has not been entered into by either party and in the opinion of management a lawsuit by Minas Novas is not expected considering that they have regained all rights to the property and their shares of stock and the benefits of the Company's investment in property improvements and equipment purchased.

     c. Arizona Property

     On May 5, 1997, the Company issued, pursuant to regulation D, an aggregate of 19,048 shares of common stock to various parties in consideration for the purchase of 18 unpatented mining claims situated in Pima County, Arizona, valued at $100,000.

     This agreement was memorialized on January 23, 1998 with the actual transfer and registration of title to the 18 mining claims. As of December 31, 1998, the Company has concluded that the Arizona Project is not able to yield production sufficient to offset the required investment in exploration and commercial production costs and has charged the mineral costs of $29,658 accumulated for this project and has charged operations for the year ending December 31, 1998.

     d. Honduras Properties

     In October 1997, the Company, through its subsidiary, Highland Resources Honduras S.A., of which the Company owns 95%, entered into an agreement for the purchase of 100% ownership of the and the mineral rights from Desarrollo De Recursos Naturales, S. de R.L. de C.V., ("Derena") consisting of mineral concessions aggregating 18,000 hectares. The agreement was memorialized in Honduras on March 18, 1998 with the recording and registration of the Company rights and titles to the concessions in Tegucigalpa, Honduras through the Company's subsidiary Highland Resources Honduras, S.A.

     As of March 31, 1998, title had transferred by agreement but had not been officially registered with the local government.

     In June 1997, the Company paid a fee of $25,000 to Derena for the right to do due diligence on the properties owned by Derena in Honduras. Upon acceptability of the investigation, the Company would obtain 75% ownership of Derena for a cash payment of US$ 250,000. In December 1998, the percentage of ownership was renegotiated to become 95% ownership. Derena's minority holding of 5% would be a "free carried interest", (i.e. not contributing to exploration, administration and development costs), except as follows:

     Production from all properties would be subject to a 2% "Net Smelter Royalty", payable to Decenna, Mr. Mattsson and/or his assignees and/or successors.

     For a period of 5 years from June 10, 1997, the Company has the option to purchase Mr. Mattsson's minority interest interests, whether carried or participatory for the sum of US$ 1,000,000.

     Mr. Mattsson has been appointed to the Executive Advisory Board of the Company.

     As of December 31, 1998, the Company has paid $391,313 pursuant to the terms of this agreement and the percentage of ownership was renegotiated to become 95%.

Note 4. Related Party transactions

     a. Issuance of Common Stock

     On March 31, 1992, the Company issued 556 shares of common stock to Mr. Roger Fidler in consideration for the contribution of $1,500 in cash and $500 in organization costs.

     On December 16, 1997, the Company issued pursuant to regulation D, 286 shares of common stock to 6 advisory board members in exchange for services over a period of 1 year valued at $1,500.

     On May 5, 1997, the Company issued an aggregate of 103 shares of common stock to Wolfdietrich Bruehl, former Chairman of the Board, in consideration for services valued at $22,450.

     On May 5, 1997, the Company issued an aggregate of 1,905 shares of common stock to Charles Stetler, former President, in consideration for services valued at $28,571.

     On May 5, 1997, the Company issued an aggregate of 952 shares of common stock to Melanie Ellerton, former President of the Company for an aggregate consideration for services valued at $5,000.

     On May 5, 1997, the Company issued an aggregate of 990 shares of common stock to George Nadas in consideration for services valued at $5,000.

     On July 10, 1998, the Company sold an aggregate of 71,338 shares of common stock to John Demoleas, President, in consideration for $40,000.

     On September 9, 1998 the Company sold an aggregate of 48,444 shares of common stock to John Demoleas for $14,533.

     As of December 31, 1998, the Company issued an aggregate of 476 shares of common stock to John Demoleas, President of the Company for an aggregate consideration of $5,000.

     As of September 30, 1999, the Company sold an aggregate of 486,666 shares of common stock for an aggregate of $104,000 to Mr. John Demoleas, President.

     As of September 30, 1999, the Company sold 20,000 shares of common stock for $10,000 to Mr. George Nadas, Secretary.

     b. Officer Compensation

     For the year ended December 31, 2000, the Company has not paid any salary to any of the officers.

      c. Officer Loan

     In April 1999, John Demoleas, President of the Company advanced the Company an aggregate of $50,000. During 2000, the Company borrowed additional $82,712. Total loan from officer at December 31, 2000 amounted to $132,712. The loan is payable on demand, unsecured and interest free.

Note 5. Preferred Stock

     The certificate of Incorporation was amended on January 17, 1995 increasing the number of shares authorized from 200 common shares with a par value of $.001 to an aggregate number of shares of stock which the corporation shall have authority to issue is 20,000,000, which are divided into 5,000,000 shares of Preferred stock with a par value of $.001. The Preferred Shares have the following provisions:

     a. Dividends are cumulative.

     Preferred shareholders are entitled to receive dividends at the rate of $.12 per share per annum and no more, payable in cash quarterly commencing March 31, 1995 and thereafter on the last day of September, December, March and June of each year on any Preferred series A shares ("Preferred Stock") outstanding. Dividends that are in arrears must be paid before any distribution shall be paid on common stock.

     b. Redemption

     At any time during the six year period commencing on the date of issuance, the Company may redeem all or part of the outstanding shares of the Preferred Stock at the redemption cash price equal to $2.50 per share, together with all declared and unpaid dividends provided the Company gives thirty days prior to the date specified for redemption.

     c. Voting Rights

     Except as otherwise required by law or by the articles of incorporation of the Company, the shares of Preferred Stock shall have no voting rights whatsoever.

     d. Conversion Rights

     Each share of Preferred Stock shall be convertible at the option of the holder, at any time during the time period commencing 5 years from the date of issuance and ending 6 years from the date of issuance, and on or prior to the 5th day prior to a redemption date into fully paid and nonassessable shares of common stock of the Company. The number of shares of common stock into which each share of the Preferred Stock may be converted shall be determined by dividing the initially issuable conversion price of $2.50 subject to adjustment by the conversion price in effect at the time of the conversion. The conversion price from time to time in effect shall be subject to adjustment as follows: In case the Company shall at any time subdivide the outstanding shares of common stock, or shall issue a stock dividend on its outstanding common stock, the conversion price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of common stock, the conversion price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

     e. Contingent Liability

     The Company shall at all times reserve and keep available out its authorized but unissued common stock, solely for the purpose of effecting the conversion of the Preferred Shares, the full number of shares of common stock deliverable upon the conversion of all Preferred Stock from time to time outstanding.

     On December 31, 2000, the number of shares of preferred stock outstanding was -0-.

Note 6. Furniture and Fixtures

     Furniture and fixtures consisted of the following:

                                            December 31, 2000
                                            -----------------
                       Office equipment           $7,959
                         Accumulated depreciation 6,124
                                                  ------
                       Balance                    $1,835
                                                  ======

Note 7. Income Taxes

     The Company provides for the tax effects of transactions reported in the financial statements. The provision if any, consists of taxes currently due plus deferred taxes related primarily to differences between the basis of assets and liabilities for financial and income tax reporting. The deferred tax assets and liabilities, if any, represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. As of December 31, 2000, the Company had no material current tax liability, deferred tax assets or liabilities to impact on the Company's financial position because the deferred tax asset related to the Company's net operating loss carry forward and was fully offset by a valuation allowance.

     As of December 31, 2000, the Company has net operating loss carry forwards for income tax purposes of $2,254,000. This carry forward is available to offset future taxable income, if any, and expires in the year 2015. The Company's utilization of this carry forward against future taxable income may become subject to an annual limitation due to a cumulative change in ownership of the Company of more than 50 percent.

     The components of the net deferred tax asset as of December 31, 2000 are as follows:

                 Deferred tax asset:

                 Net operating loss carry forward   $ 770,000
                 Valuation allowance                 (770,000)
                                                    ---------
                 Net deferred tax asset             $       0
                                                    =========

     The Company recognized no income tax benefit for the loss generated in the period from inception, March 23, 1992, to December 31, 2000.

     SFAS No. 109 requires that a valuation allowance be provided if it is more likely than not that some portion or all of a deferred tax asset will not be realized. The Company's ability to realize benefit of its deferred tax asset will depend on the generation of future taxable income. Because the Company has yet to recognize significant revenue from the sale of its products, the Company believes that a full valuation allowance should be provided.

Note 8. Cash Flow Information

     The following is supplemental cash flow information for the period from inception, March 23, 1992, to December 31, 1997

          Issuance of 2,280 common shares for
           acquisition of  mineral properties
           on March 13, 1995                               $(293,197)

          Issuance of 670 common shares for
           forgiveness of debt                              (147,376)

          Issuance of 198 common shares as part
           consideration of Minas Novas                      (43,056)

          Issuance of 19,048 common shares as
           consideration for acquisition of Arizona
           properties                                       (100,000)

          Issuance of 12,476 common shares in
           consideration for consulting fees                 (65,500)

          Issuance of 2,381 common shares as part
           consideration for the Minas Novas acquisition     (62,500)

          Issuance of 286 common shares to 6 advisory
           board members in exchange for services             (1,500)

          Capital Stock                                      713,129
                                                           ---------
          Total                                            $       0
                                                           =========


     The following is supplemental cash flow information for the year ended December 31, 1998:

         Issuance of 2,666 common shares in consideration
          of consulting fees                                 $ (28,500)

         Issuance of 39,997 common shares in consideration
          of the conversion of debt                           (101,000)

         Capital Stock                                         129,500
                                                             ---------
         Total                                               $       0
                                                             =========

     The following is supplemental cash flow information for the year ended December 31, 1999:

       Issuance of 53,312 common shares in consideration
        of the conversion of debt                              $(24,000)

       Issuance of 40,000 shares in consideration consulting
        fees                                                    (30,000)

       Capital Stock                                             54,000
                                                               --------
       Total                                                   $      0
                                                               ========

     The following is supplemental cash flow information for the year ended December 31, 2000:

      Issuance of 93,333 shares in consideration of consulting
       fees                                                       (50,000)

      Capital Stock                                                50,000
                                                                 --------
      Total                                                      $      0
                                                                 ========


Note 9. Commitments and Contingencies

     a. Stock Option Plan and Stock Grant Program

     In June 1995, the Company adopted a non-qualified stock option plan and a stock grant program with the following provisions.

     1. Stock Option Plan: The Company has reserved 20,000 shares of its authorized common stock for issuance to key employees, officers and consultants. Under this plan, no employee may receive more than 3,333 options. Options are nontransferable and expire if not exercised within two years. The options may not be exercised by the employee until after the completion of two years of employment with the Company. The options are issuable to officers, key employees and consultants in such amounts and prices as determined by the Board of Directors. As of December 31, 1997, no options have been granted pursuant to this plan.

     2. Stock Grant Program: The Company has reserved 20,000 shares of its authorized common stock for issuance to key employees, officers, directors, and consultants. Under this plan, no employee may receive more than 6,666 options. The program requires the employee to remain as the employee of the company for at least one year following the grant and to agree not to engage in any activity which would be considered in competition with the Company's business. If the employee violates any one of these conditions the ownership of the stock issued under the program shall revert back to the Company. The stock issued under the program is nontransferable for two years. As of December 31, 1998, December 31, 1999 and December 31, 2000, no options have been granted pursuant to this plan.

     b. Leased Office Space

     The Company occupies office space at the office of George Nadas, Chartered Accountant and Secretary to the Company at 800 Petrrolia Road, Unit 7, Toronto, Canada M3J 3K4. The Company pays rent on a month-to-month basis at the rate of $250.

     c. Leased Office Space in Honduras

     On October 26, 1997, the Company, through its subsidiary HRH, leased approximately 630 square feet of office space for two years in the city of Tequcigalps for $625 per month.

     d. Consulting Agreements

     1. On November 17, 1997, the Company entered into a consulting agreement with Loeb Aron & Company LTD. ("Loeb Aron"), a company incorporated in England for services relating to geology and related mining, smelting, engineering, and production of minerals. The agreement is for two years beginning October 1, 1997 and is extended automatically for a period of 6 months or until notice is given by either party.

     For the year ended December 31, 1998, the Company has paid Loeb Aron as follows: On February 4, 1998, 714 post split shares of common stock valued at $1,000 and on September 10, 1998, 15,333 shares of common stock valued at $25,000.

     2. Agreement with A-Z Professional Consultants, Inc. a Utah corporation, ("A-Z"), for the purposes of consulting on matters relating to mergers and acquisitions, advising corporate management and in performing general administrative duties for public-held companies and development stage investment ventures. The term is for 1 year and is renewable.

     Payment for these services is 40,000 shares of common stock. As of September 30, 1999, the Company has delivered 40,000 shares of common stock valued at $0.75 per share for an aggregate consideration of $30,000.

     3. On November 22, 2000, the Company entered into a consulting agreement with two individuals, whereby, these individuals will provide the Company financial consulting services. On December 4, 2000, the Company issued 93,333 of its ordinary share capital valued at $50,000.

Note 10. Convertible Promissory Note

     The Company borrowed an aggregate of $125,000 as evidenced by a Convertible Promissory Note with Cadence Capital Corp., (the "Note") dated March 26, 1998 and due September 22, 1998. The Company received net proceeds of $109,635 after paying interest in advance of $15,635. The Note is payable pursuant to the following terms and conditions:

     Interest is payable at the rate of 12% in advance upon the closing of the issuance of this Note. The holder of this Note has the right to convert this note, in whole or in part at any time into shares of common stock, at the lesser of 75% of the lowest closing bid price for the shares quoted on the Bulletin Board for the 5 day trading period ending on the day prior to the conversion date, or the lowest closing bid price for the shares quoted on the Bulletin Board for the five day trading period ending on the day prior to the date.

     Notwithstanding any provisions of this Note, in no event will the Holder be entitled to convert this Note into shares to the extent that after such conversion, the number of shares of common stock beneficially owned by the Holder and its affiliates and the number of shares issuable upon the conversion of this Note would result in beneficial ownership and its affiliates of more than 4.9% of the issued and outstanding shares of common stock as of the date of the conversion.

     The number of shares is also subject to various conversion price adjustments and adjustment for reverse stock splits.

     The Company has agreed to use the proceeds of this Note for working capital and not to pay any indebtedness of the Company.

     As of December 31, 1998, the Company had converted $101,000 in debt into an aggregate of 67,906 shares of common stock for an average conversion price of $1.50 per share.

     As of December 31, 1999, the Company converted the balance of $24,000 into 53,312 shares of common stock in consideration for the conversion of $24,000 in debt $.45 per share.

     On the dates of conversion of the promissory notes, the conversion prices were less than the fair values of the common stock; hence a beneficial conversion feature is attached to these convertible notes. For the year ended December 31, 1998 and 1999, the amount of this beneficial conversion feature is $41,248 and $7,994 respectively and has been recorded as interest expense and additional paid-in-capital for the years ended December 31, 1998 and 1999.

Note 11. Subsequent Events

     Stock Option

     Subsequent to year ended December 31, 2000, the company has adopted a stock option plan, under which options may be granted, as determined by the option committee of the board of directors at the time of grant of an option. The plan enables the option committee of the board of directors to grant up to 13,333 stock options to employees and consultants from time to time. The option committee has granted no options. The date of grant of an Option shall, for all purposes, be the date on which the Option Committee makes the determination granting such Option, or such other date as determined by the Option Committee.

     Stock Split

     Subsequent to year ended December 31, 2000, the stockholders of the Company authorized a reverse stock split of the Company's common stock in the ratio up to one share for fifteen shares. The net loss per common share has been restated to retroactively effect a reverse stock split in the ratio of one share for ten shares.

                               THOMAS P. MONAHAN
                           CERTIFIED PUBLIC ACCOUNTANT
                              208 LEXINGTON AVENUE
                           PATERSON, NEW JERSEY 07502
                                 (973) 790-8775

To The board of Directors and Shareholders of Highland Holdings International, Inc. (an exploration stage company)

     I have audited the accompanying consolidated balance sheet of Highland Holdings International, Inc. (an exploration stage company) as of December 31, 1999 and the related consolidated statements of operations, cash flows and shareholders' equity for the year ended December 31, 1998 and 1999 and for the period from inception, March 23, 1992, to December 31, 1999. These consolidated financial statements are the responsibility of the company's management. My responsibility is to express an opinion on these financial statements based on my audit.

     I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

     In my opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Highland Holdings International, Inc. (an exploration stage company) as of December 31, 1999 and the related consolidated statements of operations, cash flows and shareholders' equity for the years ending December 31, 1998 and 1999 and for the period from inception, March 23, 1992, to December 31, 1999 in conformity with generally accepted accounting principles.

     The accompanying consolidated financial statements have been prepared assuming that Highland Holdings International, Inc. (an exploration stage company) will continue as a going concern. As more fully described in Note 2, the Company has incurred operating losses since inception and requires additional capital to continue operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans as to these matters are described in Note 2. The financial statements do not include any adjustments to reflect the possible effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the possible inability of Highland Holdings International, Inc. (an exploration stage company) to continue as a going concern.

/s/ Thomas P. Monahan
---------------------
Thomas P. Monahan, CPA
April 28, 2000
Paterson, New Jersey

                         HIGHLAND HOLDINGS INTERNATIONAL, INC.
                            (an exploration stage company)
                              CONSOLIDATED BALANCE SHEET

                                                                            December 31,
                                                                                1999
                                                                                ----
                                        Assets
Current assets
  Cash                                                                      $     5,678
  Trading securities                                                             31,375
  Prepaid expenses                                                                1,104
                                                                            -----------
  Total current assets                                                           38,157

Furniture and fixtures-net                                                        2,658


Total assets                                                                $    40,815
                                                                            ===========

                         Liabilities and Stockholders' Equity

Current liabilities
  Accounts payable and accrued expenses                                     $    22,412
  Officer loan payable                                                           50,000
  Contract payable                                                              103,000
                                                                            -----------
  Total liabilities                                                             175,412

Stockholders equity
  Preferred stock- $.001 par value, authorized 5,000,000 shares. The number of shares outstanding at December 31, 1999 was -0-.
  Capital stock- $.001 par value, authorized 20,000,000 shares.
    The number of shares outstanding at December 31, 1999 was 14,684,581         14,685
  Additional paid in capital                                                  1,984,354
  Accumulated other comprehensive income: Currency translation                    5,982
  Accumlated deficit during exploration stage                                (2,139,618)
                                                                            -----------
Total stockholders equity                                                      (134,597)
                                                                            -----------
Total liabilities and stockholders equity                                   $    40,815
                                                                            ===========



                 See accompanying notes to financial statements.

                      HIGHLAND HOLDINGS INTERNATIONAL, INC.
                         (an exploration stage company)
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                                    For the period
                                                                                                    from inception,
                                                                       For the year     For the     March 23, 1992,
                                                                           ended      year ended          to
                                                                       December 31,   December 31,   December 31,
                                                                           1998           1999           1999
                                                                       -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net profit (loss)                                                    $  (449,445)   $  (219,015)   $(2,139,618)
  Add items not affecting cash

  Depreciation and amortization                                              1,370          1,956          4,533
  Issuance of common stock for consulting fees                              28,500         30,000        125,500
  Issuance of common stock for the Lagoa da Pedra Project                     --             --          293,197
  Issuance of common stock for the acquisition of Arizona properties          --             --          100,000
  Issuance of common stock for the acquisition of Minas Novas                 --             --          105,556
  Interest expense                                                          52,974         11,903         64,877

  Write off of security deposit                                              2,853           --             --
  Write off of office equipment abandoned with shut down of office           6,044           --             --
  Changes in non-cash operating accounts                                      --             --             --
  Trading securities                                                          --          (31,375)       (31,375)
  Prepaid expenses                                                          (1,347)         6,570         (1,104)
  Accounts payable                                                         (17,039)        15,116         22,412
                                                                       -----------    -----------    -----------

TOTAL CASH FLOWS FROM OPERATIONS                                          (376,090)      (184,845)    (1,456,866)

CASH FLOWS FROM FINANCING ACTIVITIES
  Officer loan payable                                                        --           50,000         50,000
  Contract payable                                                            --             --          103,000
  Proceeds from issuance of shares of common stock for debt                   --             --          147,376
  Proceeds of convertible note                                             109,365           --          109,365
  Currency translation adjustment                                             (940)        (1,699)         5,982
  Sale of stock-net of offering costs                                      272,144        122,024      1,053,168
                                                                       -----------    -----------    -----------
TOTAL CASH FLOWS FROM FINANCING ACTIVITIES                                 380,569        170,325      1,468,891

CASH FLOWS FROM INVESTING ACTIVITIES
  Office equipment                                                            --             --           (7,191)
                                                                       -----------    -----------    -----------
TOTAL CASH FLOWS FROM INVESTING ACTIVITIES                                    --             --           (7,191)


NET INCREASE (DECREASE) IN CASH                                              4,479        (14,520)         5,678
CASH BALANCE BEGINNING OF PERIOD                                            15,719         20,198            -0-
                                                                       -----------    -----------    -----------
CASH BALANCE END OF PERIOD                                             $    20,198    $     5,678    $     5,678
                                                                       ===========    ===========    ===========

                 See accompanying notes to financial statements.

                      HIGHLAND HOLDINGS INTERNATIONAL, INC.
                         (an exploration stage company)
                      CONSOLIDATED STATEMENT OF OPERATIONS

                                                                            For the period
                                                                            from inception,
                                                For the year     For the    March 23, 1992
                                                   ended        year ended        to
                                                December 31,   December 31,   December 31,
                                                    1998           1999          1999
                                                -----------    -----------    -----------
Income                                          $       -0-    $       -0-    $       -0-

Cost of goods sold                                      -0-            -0-            -0-
                                                -----------    -----------    -----------

Gross profit                                            -0-            -0-            -0-

Operations:
  General and administration                        333,966         27,827        829,954
  Exploration costs                                  32,635        130,197        705,869
  Non cash compensation-consulting fees              28,500         30,000        125,500
  Non cash payment for minining interests              --             --          391,753
  Realized and unrealized loss on trading
    securities-net                                     --           17,132         17,132
  Depreciation and amortization                       1,370          1,956          4,533
                                                -----------    -----------    -----------
Total expense                                       396,471        207,112      2,074,741

Loss from continuing operations                    (396,471)      (207,112)    (2,074,741)

Other income and loss
  Interest expense                                  (52,974)       (11,903)       (64,877)
                                                -----------    -----------    -----------
Total other income and expenses                     (52,974)       (11,903)       (64,877)

Net Profit (Loss) from operations               $  (449,445)   $  (219,015)   $(2,139,618)
                                                ===========    ===========    ===========

Net loss per share-basic                        $     (0.01)   $     (0.02)
                                                ===========    ===========
Weighted average number of shares outstanding     2,134,123      9,962,675
                                                ===========    ===========


                 See accompanying notes to financial statements.

                      HIGHLAND HOLDINGS INTERNATIONAL, INC.
                         (an exploration stage company)
                  CONSOLIDATED STATEMENT OF STOCKHOLDERS EQUITY

                                                                                  Deficit
                                                                                accumulated
                                                                   Additional     during        Currency
                                          Common         Common     paid in     exploration    translation
          Date                            Stock          Stock      capital        stage       adjustment        Total
          ----                      -----------    -----------    -----------   -----------    -----------    -----------
03-13-1992                                8,333              8    $     1,992                                 $     2,000
Net loss                                                                             (1,800)                       (1,800)
                                    -----------    -----------    -----------   -----------                   -----------
12-31-1994                                8,333              8          1,992        (1,800)                          200
Issuance of stock for acquisition        34,202             34        293,163                                     293,197
additional capital contribution                                        27,000                                      27,000
Currency translation adjustment
Net loss                                                                            (30,050)                      (30,050)
                                    -----------    -----------    -----------   -----------                   -----------
12-31-1995                               42,535             42        322,155       (31,850)                      290,347
Issuance of shares for                   10,057             10        147,366                                     147,376
forgiveness of loans
Issuance of shares for                    2,971              3         43,053                                      43,056
acquisition
Currency translation adjustment
Net loss                                                                           (845,629)                     (845,629)
                                    -----------    -----------    -----------   -----------                   -----------
12-31-1996                               55,563             55        512,574      (877,479)                     (364,850)
Issuance of shares for                  285,714            286         99,714                                     100,000
acquisition
Issuance of shares for                  187,143            187         65,313                                      65,500
consulting services
Sale of shares                           42,857             43         14,957                                      15,000
Sale of shares                          257,143            257         89,743                                      90,000
Issuance of shares for                   35,714             36         62,464                                      62,500
acquisition
Issuance of shares to Advisory            4,286              4          1,496                                       1,500
Board
Sale of shares                           75,000             75        524,925                                     525,000
Currency translation adjustment                                                                      8,621          8,621
Net loss                                                                           (593,679)                     (593,679)
                                    -----------    -----------    -----------   -----------    -----------    -----------
12-31-1997                              943,420            943      1,371,186    (1,471,158)         8,621        (90,408)
Issuance in consideration for            40,000             40         28,460                                      28,500
consulting fees
Issuance of shares for                1,018,584          1,019         99,981                                     101,000
conversion of debt
Sale of shares through private          604,761            605        155,395                                     156,000
placement
Sale of shares                          340,000            340         33,660                                      34,000
Sale of shares through private        2,738,133          2,738         79,406                                      82,144
placement
Beneficial conversion feature on                                       41,248                                      41,248
loans
Foreign currency translation                                                                          (940)          (940)
Net loss                                                                           (449,445)                     (449,445)
                                    -----------    -----------    -----------   -----------    -----------    -----------
12-31-1998                            5,684,898    $     5,685    $ 1,809,336    (1,920,603)         7,681        (97,901)


Table continues on following page.

                      HIGHLAND HOLDINGS INTERNATIONAL, INC.
                         (an exploration stage company)
                  CONSOLIDATED STATEMENT OF STOCKHOLDERS EQUITY
                                   (Continued)

                                                                                  Deficit
                                                                                accumulated
                                                                   Additional     during        Currency
                                          Common         Common     paid in     exploration    translation
          Date                            Stock          Stock      capital        stage       adjustment        Total
          ----                       ----------    -----------    -----------   -----------    -----------    -----------
Capital contribution                                                    8,024                                       8,024
Sale of shares through private        7,600,000          7,600        106,400                                     114,000
placement
Issuance of shares for                  799,683            800         23,200                                      24,000
conversion of debt
Issuance of shares for                  600,000            600         29,400                                      30,000
consulting fees
Beneficial conversion feature on                                        7,994                                       7,994
loans
Currency translation adjustment                                                                     (1,699)        (1,699)
Net loss                                                                           (219,015)                     (219,015)
                                     ----------    -----------    -----------   -----------    -----------    -----------
12-31-1999                           14,684,581    $    14,685    $ 1,984,354   $(2,139,618)   $     5,982       (134,597)
                                     ==========    ===========    ===========   ===========    ===========    ===========


All shares issuance reflect a 17,500 forward split on January 24, 1995; a 30 to 1 reverse split on April 4, 1997 and a 7 to 1 reverse split on July 1, 1998.



                 See accompanying notes to financial statements.

                      HIGHLAND HOLDINGS INTERNATIONAL, INC.
                         (an exploration Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


       Note 1. Organization of Company and Issuance of Common Stock
               ----------------------------------------------------

    a. Creation of the Company

    Highland Holdings International, Inc. (the "Company") was formed on March 23, 1992 under the laws of the State of Delaware as Northern Medical, Inc. with 10,000,000 shares of common stock authorized, $.001 par value each and 1,000,000 shares of preferred stock, $.001 par value each. On October 30, 1992, the certificate of incorporation was amended to change the name of the Company to Normed Industries, Inc. The certificate of incorporation was again amended on January 17, 1995 increasing the number of shares of common stock to 20,000,000, $.001 par value each and 5,000,000 shares of preferred stock, $.001 par value each. On January 24, 1995, the Company forward split the number of shares of common stock outstanding in a ratio of 17,500 to 1 restating the number of shares of common stock outstanding to 1,750,000. On March 28, 1995, the Company amended its certificate of incorporation to change its name to Highland Resources, Inc. On November 3, 1997, the Company amended its certificate of incorporation to change its name to Highland Holdings International, Inc.

    b. Description of the Company

    The Company is an exploration stage company involved in the acquiring and exploration of a gold mining concession in Honduras. At the report date mineral claims, with unknown reserves, had been acquired. At present, the Company is in the exploration stage and there is no assurance that any of its prospects or properties contain a commercially viable ore body (reserves) until further geologic exploration work is done, and a final feasibility study based upon such work is concluded.

    c. Issuance of Capital

    Stock All shares issued reflect a 17,500 forward split on January 24, 1995; a 30 to 1 reverse split on April 4, 1997 and a 7 to 1 reverse split on July 1, 1998 and such the per share amounts have been adjusted to reflected the adjusted number of shares.

    On March 31, 1992, the Company issued 8,333 shares of common stock to Mr. Roger Fidler in consideration for the contribution of $1,500 in cash and $500 in organization costs or $0.24 per share.

    On March 13, 1995, The Company entered into an agreement to obtain the alluvial gold and diamond mineral rights in its Lagoa da Pedra Project of the Lagoa da Pedra Partnership for 34,202 shares of common stock with an aggregate consideration of $293,197 or $8.57 per share.

    On September 11, 1996, the Company issued 10,057 shares of common stock in consideration for the forgiveness of $147,376 in loans to the Company or $14.65 per share.

                     HIGHLAND HOLDINGS INTERNATIONAL, INC.
                         (an exploration Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


    On September 11, 1996, the Company issued 2,971 shares of common stock as part consideration in the acquisition of Minas Novas valued at an aggregate consideration of $43,056 or $14.49 per share.

    On May 5, 1997, the Company issued, pursuant to regulation D, an aggregate of 285,714 shares of common stock to various parties in consideration for the purchase of 18 unpatented mining claims situated in Pima County, Arizona, valued at $100,000 or $.35 per share.

    On May 5, 1997, the Company issued, pursuant to Regulation D, and aggregate of 187,143 shares of common stock to various related parties to the Company in consideration of consulting services valued at $65,500 in services or $.35 per share.

    On May 30, 1997, the Company sold 42,857 shares of common stock pursuant to Rule 504 for an aggregate consideration of $15,000 or $.35 per share.

    As of June 30, 1997, the Company sold 257,143 shares of common stock, pursuant to a private placement under "Rule 504" of the Securities Act of 1933, as amended, for an aggregate consideration of $90,000 or $.35.

    On December 16, 1997, the Company issued 35,714 shares of common stock for an aggregate consideration of $62,500 pursuant to the agreement with Minas Novas Pesquisa E. Lavra S.A. to three individuals named in the agreement as follows:
19,643 shares to Friedrich Ewald Ronger, 12,500 shares to Victor Eugenio Suckau and 3,571 shares to Lothar Wirth for an aggregate consideration of $62,500 or $1.75 per share.

    On December 16, 1997, the Company issued 4,286 shares of common stock to 6 advisory board members in exchange for services over a period of 1 year valued at $1,500 or $0.35 per share.

    On December 16, 1997, the Company sold 75,000 shares pursuant to Regulation D for an aggregate consideration of $525,000 or $7.00 per share.

    During the year 1998, the Company issued 40,000 shares of common stock to various individuals in consideration of consulting services valued in the aggregate of $28,500 or for an average price of $0.71 per share.

    During the year 1998, the Company sold an aggregate of 340,000 shares of common stock for an aggregate consideration of $34,000 in consulting fees or an average of $.10 per share

    During 1998, the Company issued 1,018,584 shares of common stock through the initial sale of $101,000 in convertible debt that was converted into shares of common stock during the year at an average conversion price of $.10 per share.

    The Company sold an aggregate of 604,761 shares of common stock in consideration for $156,000 through the completion of a private placement at $.26 per share.

    The Company sold an aggregate of 2,738,133 shares for an aggregate consideration of $82,144 through the completion of a private placement at $.03 per share.

                      HIGHLAND HOLDINGS INTERNATIONAL, INC.
                         (an exploration Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


    As of September 30, 1999, the Company sold 300,000 shares of common stock for $10,000 or $0.067 per share to Mr. George Nadas, Secretary.

    As of September 30, 1999, the Company sold an aggregate of 7,300,000 shares of common stock for an aggregate of $104,000 or an average value of $0.014 per share to Mr. John Demoleas, President.

    As of September 30, 1999, the Company issued an aggregate of 600,000 shares of common stock in consideration of consulting fees valued at an aggregate of $30,000 or $.05 per share.

    In December, 1999, the Company converted the balance due Cadence Capital into 799,683 shares of common stock for $24,000 of debt or $0.03 per share.


    Note 2- Summary of Significant Accounting Policies
            ------------------------------------------

    a. Basis of Financial Statement Presentation

    The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company incurred net losses of $2,139,618 for the period from inception, March 23, 1992, to December 31, 1999. These factors indicate that the Company's continuation as a going concern is dependent upon its ability to obtain adequate financing. The Company is anticipating the need to do further private placements to bring the mine in Honduras into production and with the completion of its additional private placement and with the increase in working capital, the Company will be able to continue to develop the Company's mining concession and begin production. The Company will require substantial additional funds to finance its business activities on an ongoing basis and will have a continuing long-term need to obtain additional financing. The recoverability of the amounts shown for the mining projects and the ability of the Company to continue as a going concern are dependent upon its ability to raise capital, achieve profitable operations from its mining activities, and on a satisfactory regulatory environment governing the development and operation of mining properties in Honduras.

    The financial statements presented consist of the consolidated balance sheet of the Company as at December 31, 1999 and the balance sheet as at December 31, 1999 and the related consolidated statements of operations, stockholders equity and cash flows for the years ending December 31, 1998 and 1999. and the related consolidated statements of operations, stockholders equity and cash flows for the period from inception, March 23, 1992, to December 31, 1999.

                      HIGHLAND HOLDINGS INTERNATIONAL, INC.
                         (an exploration Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


    b. Cash and cash equivalents

    The Company treats temporary investments with a maturity of less than three months as cash.

    c. Investments

    The Company's investments are classified as trading securities and are carried at fair value with the realized and unrealized losses carried in operations.

    d. Exploration Costs

    Cost of acquisition, exploration, carrying, and retained unproven properties are expensed as incurred. Cost incurred in proving and developing a property ready for production are capitalized and amortized over the life of the mineral deposit or over a shorter period if the property is shown to have an impairment in value.

    e. Environmental Requirements

    At the report date environmental requirements related to the mineral claims acquired are unknown and therefore an estimate of any future cost cannot be made.

    f. Property and Equipment

    Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives using the straight line methods over a period of five years. Maintenance and repairs are charged against operations and betterment's are capitalized.

    g. Revenue

    Recognition Revenue is recognized when extracted minerals are shipped.

    h. Foreign Currency Translation

    The U.S. dollar amounts presented have been translated from the Brazilian, Honduras and Canada currency amounts in accordance with he criteria set forth in Statement of Financial Accounting Standards 52 (SFAS 52) as applicable to the accounts and transactions of a company operating in the currency of a country with a non-highly inflationary economy. As of July 01, 1997, the three years cumulative rate of inflation in Brazil, Honduras and Canada was less than 100% and the entity's functional currency became the Brazilian real, Honduars lempira and the Canadian dollar, the currency of the primary economic environment in which the Company operates. As the reporting currency is the U.S. dollar, the following criteria for the translation of Brazilian reais, Honduras lempira and Canadian dollars to U.S. dollars was applied to the local currency basis financial statements according to SFAS 52.

    Assets and liabilities were translated by using the exchange rate at the balance sheet date;

                      HIGHLAND HOLDINGS INTERNATIONAL, INC.
                         (an exploration Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


    Revenues, expenses, gains, losses were translated by using the weighted average exchange rate for the period from January 1, to December 31, 1999.

    The translation loss for the period from January 1, to December 31, 1999 was reported separately as a component of shareholder's Equity (as a CTA -cumulative translation adjustment); The capital account in Shareholder's equity was translated by using the historical exchange rate.

    i. Selling and  Marketing  Costs

    Selling and Marketing - Certain selling and marketing costs are expensed in the period in which the cost pertains. Other selling and marketing costs are expensed as incurred.

    j. Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    k. Asset Impairment

    The Company adopted the provisions of SFAS No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF (SFAS No. 121) effective January 1, 1996. SFAS No. 121 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the estimated undiscounted cash flows to be generated by those assets are less than the assets' carrying amount. SFAS No. 121 also addresses the accounting for long-lived assets that are expected to be disposed of.

     l. Earnings per share

    Basic earnings per share are calculated on the basis of the weighted average number of common shares outstanding for each period.


    Note 3 - Acquisition of Assets
             ---------------------

    The following claims have not been proven to have a commercial minable ore reserve and therefore all costs for exploration and retaining the properties have been expensed

    a. Lagoa da Pedra Project

    On March 13, 1995 when the Company entered into an agreement to purchase the alluvial mineral rights in its Lagoa da Pedra Project located on the Jequitinhonha river, near Diamantina, Minas Gerais, Brazil from the Lagoa da Pedra Partnership (the "Partnership") for 34,202 shares of common stock. The

                      HIGHLAND HOLDINGS INTERNATIONAL, INC.
                         (an exploration Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


partnership consisted of Charles Stetler, a geologist (owning 12.5% of the Partnership), Jose Lourenco Viana Neto (owning 12.5% of the Partnership), Enterprise Gold Limited, a partnership located in Monaco (owning 50% of the Partnership) and Perth Limited of the British Virgin Islands (owning 25% of the Partnership). Charles Stetler and Jose Lourenco Viana Neto are experienced in the mining industry in Brazil and will manage the operations in Brazil and Enterprise Gold Limited and Perth are investors with international business affiliations that assisted in the corporate development of the operation. The transaction has been accounted for as a reverse acquisition and using the purchase method of accounting with historic costs being the basis of valuation. The financial statements of the Company have been retroactively restated to include the combined statements of operations and cash flows for the period from inception, March 22, 1992, to March 13, 1995 and the statements of operations and cash flows of Lagoa da Pedra Partnership for the period March 13, 1995. The aggregate moneys spent on the project to date represent $293,197.

    The contract for purchase required a payment of $30,000 with a down payment of $5,000 which was paid on May 10, 1993 by the Lagoa da Pedra Partnership and the balance of $25,000 to be paid by December 31, 1996 by the Lagoa da Pedra Partnership. The terms of the agreement were modified on various occasions to extend the time required to pay the balance of $25,000.

    As of December 31, 1996, the Company had concluded that the Logoa da Pedra Project is not able to yield production sufficient to offset the required investment in exploration and commercial production costs and had charged the mineral costs $446,967 accumulated for this project were charged to operations for the year ending December 31, 1996.

    b. Option on Acquisition of Minas Novas

    On June 27, 1996, the Company entered into an agreement with Minas Novas Pesquisa E Lavra S.A. ("Minas Novas"), a Brazilian corporation for the acquisition of 95% of the issued and outstanding stock of Minas Novas for a purchase price of $380,000.

    On September 1, 1997, the agreement was modified as to the terms and conditions as follows:

    The Company was given recognition of the $15,000 paid pursuant to the original agreement on June 27, 1996.

    On September 11, 1996, the Company issued an aggregate of 2,971 shares of restricted common stock as part consideration in the acquisition of Minas Novas and to extend the deadline for the payment of the purchase price of the mineral property. These shares were subsequently restated to 2,971 upon the reverse split of the Company's stock. The shares were issued as restricted stock and valued at $0.21 per share.

    On December 16, 1997, the Company issued an additional 35,714 shares of common stock pursuant to the agreement with Minas Novas to three individuals named in the agreement as follows: 19,643 shares to Friedrich Ewald Renger, 12,500 shares to Victor Eugenio Suckau and 3,571 shares to Lothar Wirth. These

                     HIGHLAND HOLDINGS INTERNATIONAL, INC.
                         (an exploration Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


shares were issued as a further inducement to extend the deadline for the payment of the purchase price of the mineral property and as additional consideration and collateral for the consummation of this purchase agreement. The shares of common stock, were issued as restricted stock and were valued at $0.25 per share for an aggregate of $62,500 and charged to operations as a cost of acquiring the mineral property.

    The shareholders' of Minas Novas have an option until September 30, 1998, to require the Company to repurchase the 35,714 shares, by notifying the company of Minas Nova's intention in writing by September 1, 1998 and must effect payment within 120 days. Thirty days after written notice, interest will accrue at the rate of 2% per month. In the event of default by the Company to repurchase these shares, then the present contract looses all legal validity and all outstanding shares of Minas Novas must be returned to the seller without onus to the seller. Effective September 2, 1998, if the principals of Minas Novas wish to sell on the open market any part of the shares of restricted stock, these shares can only be sold in blocks with a combined maximum value of $100,000 in any given month.

    The Company also agreed begin to advance certain monies:

    The default of any of the obligations of either the Company or Minas Novas that is not corrected in a maximum period of 30 days, counting the date of the specific notification will cause the dissolution of the contract and subject the Company to a penalty of $210,000 and the return to each party the shares issued pursuant to this contract.

    As of December 31, 1997, the Company reflected a total Contract Payable of $103,000 consisting of the monies due towards 4 monthly payments of $5,000 due for 1997, $80,000 and the $20,000 less $17,000 paid as of December 31, 1997.

    As of December 31, 1998, the Company has concluded that the Minas Novas Project is not able to yield production sufficient to offset the required investment in exploration and commercial production costs and has charged the cost to purchase the Minas Novas project of $380,000 to operations for the year ending December 31, 1998. Management is also of the opinion that Minas Novas Pesquisa E Lavra S.A. has not lived up to the terms and conditions of the contract for purchase, exploration and development entered into on September 11, 1997 and has discontinued any further relationship with the shareholders of Minas Novas. The Company has also placed a stop transfer order on the shares of common stock that were issued as a further inducement and as additional consideration and collateral for the consummation of this purchase agreement and has requested the return of these shares. As of December 31, 1999, upon expiration of the option to purchase Minas Novas the Company has reclassified Common Stock issued for the option to Stock HolderEquity. The Company has also recognized a balance of the contract payable aggregating $103,000. Pursuant to the terms and conditions of the agreement, the Company may also be liable for liquidated damages of up to $210,000 if litigation should occur.

     As of December 31, 1999, a lawsuit has not been entered into by either party and in the opinion of management a lawsuit by Minas Novas is not expected considering that they have regained all rights to the property and their shares of stock and the benefits of the Company's investment in property improvements and equipment purchased.

                      HIGHLAND HOLDINGS INTERNATIONAL, INC.
                         (an exploration Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


    c. Arizona Property

    On May 5, 1997, the Company issued, pursuant to regulation D, an aggregate of 285,714 shares of common stock to various parties in consideration for the purchase of 18 unpatented mining claims situated in Pima County, Arizona, valued at $100,000.

    This agreement was memorialized on January 23, 1998 with the actual transfer and registration of title to the 18 mining claims. As of December 31, 1998, the Company has concluded that the Arizona Project is not able to yield production sufficient to offset the required investment in exploration and commercial production costs and has charged the mineral costs of $29,658 accumulated for this project and has charged operations for the year ending December 31, 1998.

    d. Honduras Properties

    In October, 1997, the Company, through its subsidiary Highland Resources Honduras S.A., of which the Company owns 95%, entered into an agreement for the purchase of 100% ownership of the and the mineral rights from Desarrollo De Recursos Naturales, S. de R.L. de C.V., ("Derena") consisting of mineral concessions aggregating 18,000 hectares. The agreement was memorialized in Honduras on March 18, 1998 with the recording and registration of the Company rights and titles to the concessions in Tegucigalpa, Honduras through the Company's subsidiary Highland Resources Honduras, S.A.

    As of March 31, 1998, title had transferred by agreement but had not been officially registered with the local government.

    In June, 1997, the Company paid a fee of $25,000 to Derena for the right to do due diligence on the properties owned by Derena in Honduras. Upon acceptability of the investigation, the Company would obtain 75% ownership of Derena for a cash payment of US$ 250,000. In December, 1998, the percentage of ownership was renegotiated to become 95% ownership. Derena's minority holding of 5% would be a "free carried interest", (i.e. not contributing to exploration, administration and development costs, except as follows:

    Production from all properties would be subject to a 2% "Net Smelter Royalty", payable to Decenna, Mr. Mattsson and/or his assignees and/or successors.

    For a period of 5 years from June 10, 1997, the Company have the option to purchase Mr. Mattsson's minority interest interests, whether carried or participatory for the sum of US$ 1,000,000.

    Mr. Mattsson has been appointed to the Executive Advisory Board of the Company.

                     HIGHLAND HOLDINGS INTERNATIONAL, INC.
                         (an exploration Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


    As of December 31, 1998, the Company has paid $391,313 pursuant to the terms of this agreement and the percentage of ownership was renegotiated to become 95%.


    Note 4 - Related Party transactions
             --------------------------

    a. Issuance of Common Stock

    On March 31, 1992, the Company issued 8,333 common shares to Mr. Roger Fidler in consideration for $1,500 in cash and the contribution of $500 in organization costs.

    On December 16, 1997, the Company issued, pursuant to regulation D, 4,286 shares of common stock to 6 advisory board members in exchange for services over a period of 1 year valued at $1,500 or $.05 per share.

    On September 1, 1996, the Company issued an aggregate of 1,550 shares of common stock to Wolfdietrich Bruehl, former Chairman of the Board, in consideration for services valued at $22,450 or $14.48 per share.

    On May 5, 1997, the Company issued an aggregate of 28,571 shares of common stock to Charles Stetler, former President, in consideration for services valued at $28,571.

    On May 5, 1997, the Company issued an aggregate of 14,285 shares of common stock to Melanie Ellerton, former President of the Company for an aggregate consideration for services valued at $5,000 or $.35.

    On May 5, 1997, the Company issued an aggregate of 14,857 shares of common stock to George Nadas in consideration for services valued at $5,000 or $.34 per share.

    On July 10, 1998, the Company sold an aggregate of 1,070,068 shares of common stock to John Demoleas, President, in consideration for $40,000 or $0.04 per share.

    On September 9, 1998 the Company sold an aggregate of 726,666 shares of common stock to John Demoleas for 14,533 or $0.02 per share.

    As of December 31, 1998, the Company issued an aggregate of 7,143 shares of common stock to John Demoleas, President of the Company for an aggregate consideration of $5,000 or $.70 per share.

    As of September 30, 1999, the Company sold an aggregate of 7,300,000 shares of common stock for an aggregate of $104,000 or an average value of $0.02 per share to Mr. John Demoleas, President.

    As of September 30, 1999, the Company sold 300,000 shares of common stock for $10,000 or $0.03 per share to Mr. George Nadas, Secretary.

    b. Officer Compensation

    For the year ended December 31, 1999, the Company has not paid any salary to any of the officers.

                      HIGHLAND HOLDINGS INTERNATIONAL, INC.
                         (an exploration Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


    c. Officer Loan

    In April, 1999, John Demoleas, President of the Company advanced the Company an aggregate of $50,000 payable on demand without interest.


    Note 5 - Preferred Stock
             ---------------

    The certificate of Incorporation was amended on January 17, 1995 increasing the number of shares authorized from 200 common shares with a par value of $.001 to an aggregate number of shares of stock which the corporation shall have authority to issue is 25,000,000, which are divided into 5,000,000 shares of Preferred stock with a par value of $.001. The Preferred Shares have the following provisions:

    a. Dividends are cumulative.

    Preferred shareholders are entitled to receive dividends at the rate of $.12 per share per annum and no more, payable in cash quarterly commencing March 31, 1995 and thereafter on the last day of September, December, March and June of each year on any Preferred series A shares ("Preferred Stock") outstanding. Dividends that are in arrears must be paid before any distribution shall be paid on common stock.

    b. Redemption

    At any time during the six year period commencing on the date of issuance, the Company may redeem all or part of the outstanding shares of the Preferred Stock at the redemption cash price equal to $2.50 per share, together with all declared and unpaid dividends provided the Company gives thirty days prior to the date specified for redemption.

    c. Voting Rights

    Except as otherwise required by law or by the articles of incorporation of the Company, the shares of Preferred Stock shall have no voting rights whatsoever.

    d. Conversion Rights

    Each share of Preferred Stock shall be convertible at the option of the holder, at any time during the time period commencing 5 years from the date of issuance and ending 6 years from the date of issuance, and on or prior to the 5th day prior to a redemption date into fully paid and nonassessable shares of common stock of the Company. The number of shares of common stock into which each share of the Preferred Stock may be converted shall be determined by dividing the initially issuable conversion price of $2.50 subject to adjustment by the conversion price in effect at the time of the conversion. The conversion price from time to time in effect shall be subject to adjustment as follows: In case the Company shall at any time subdivide the outstanding shares of common stock, or shall issue a stock dividend on its outstanding common stock, the conversion price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company

                      HIGHLAND HOLDINGS INTERNATIONAL, INC.
                         (an exploration Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


shall at any time combine the outstanding shares of common stock, the conversion price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

    e. Contingent Liability

    The Company shall at all times reserve and keep available out its authorized but unissued common stock, solely for the purpose of effecting the conversion of the Preferred Shares, the full number of shares of common stock deliverable upon the conversion of all Preferred Stock from time to time outstanding.

    At December 31, 1999, the number of shares of preferred stock outstanding was -0-.


    Note 6 - Furniture and Fixtures
             ----------------------

    Furniture and fixtures consisted of the following at:

                                                December 31,
                                                    1999
                                                ------------

                   Office equipment               $ 7,191
                   Accumulated depreciation         4,533
                                                  -------
                   Balance                        $ 2,658



    Note 7 - Income Taxes
             ------------

    The Company provides for the tax effects of transactions reported in the financial statements. The provision if any, consists of taxes currently due plus deferred taxes related primarily to differences between the basis of assets and liabilities for financial and income tax reporting. The deferred tax assets and liabilities, if any represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. As of December 31, 1999, the Company had no material current tax liability, deferred tax assets, or liabilities to impact on the Company's financial position because the deferred tax asset related to the Company's net operating loss carry forward and was fully offset by a valuation allowance.

    At December 31, 1999, the Company has net operating loss carry forwards for income tax purposes of $2,139,618. This carry forward is available to offset future taxable income, if any, and expires in the year 2010. The Company's utilization of this carry forward against future taxable income may become subject to an annual limitation due to a cumulative change in ownership of the Company of more than 50 percent.

                      HIGHLAND HOLDINGS INTERNATIONAL, INC.
                         (an exploration Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


    The components of the net deferred tax asset as of December 31, 1999 are as follows:


    Deferred tax asset:
    Net operating loss carry forward             $  760,756
    Valuation allowance                            (760,756)
                                                 ----------
    Net deferred tax asset                       $     -0-
                                                 ==========

    The Company recognized no income tax benefit for the loss generated in the period from inception, March 23, 1992, to December 31, 1999.


    SFAS No. 109 requires that a valuation allowance be provided if it is more likely than not that some portion or all of a deferred tax asset will not be realized. The Company's ability to realize benefit of its deferred tax asset will depend on the generation of future taxable income. Because the Company has yet to recognize significant revenue from the sale of its products, the Company believes that a full valuation allowance should be provided.


    Note 8 - Cash Flow Information
             ---------------------

    The following is supplemental cash flow information for the period from inception, March 23, 1992, to December 31, 1997

              Issuance of 34,202 common shares for acquisition of mineral properties.
              on March 13, 1995                               $(293,197)

              Issuance of 10,057 common shares for
              forgiveness of debt.                             (147,376)

              Issuance of 2,971 common shares as part
              consideration of Minas Novas                      (43,056)

              Issuance of 285,714 common shares as
              consideration for acquisition of Arizona
              properties                                       (100,000)

              Issuance of  187,143 common shares in
              consideration for consulting fees                 (65,500)

              Issuance of 35,714 common shares as part
              consideration for the Minas Novas acquisition    ( 62,500)

              Issuance of 4,286 common shares to 6 advisory
              board members in exchange for services             (1,500)

              Capital Stock                                     713,129
                                                                -------
              Total                                           $    -0-

                     HIGHLAND HOLDINGS INTERNATIONAL, INC.
                         (an exploration Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


    The following is supplemental cash flow information for the year ended December 31, 1998:

       Issuance of 40,000 common shares in consideration
          of consulting fees                                  $(28,500)

       Issuance of 599,950 common shares in consideration
          of the conversion of debt                           (101,000)

       Capital Stock                                           129,500
                                                              --------
       Total                                                  $   -0-

    The following is supplemental cash flow information for the nine months ended December 31, 1999:

       Issuance of 799,683 common shares in consideration
          for the conversion of debt                          $(24,000)

       Issuance of 600,000 shares in consideration
          consulting fees                                      (30,000)

       Capital Stock                                            54,000
                                                              --------
       Total                                                  $   -0-



    Note 9 - Commitments and Contingencies
             -----------------------------

    a. Stock Option Plan and Stock Grant Program

    In June 1995, the Company adopted a non-qualified stock option plan and a stock grant program with the following provisions.

    1. Stock Option Plan: The Company has reserved 300,000 shares of its authorized common stock for issuance to key employees, officers and consultants. Under this plan, no employee may receive more than 50,000 options. Options are nontransferable and expire if not exercised within two years. The options may not be exercised by the employee until after the completion of two years of employment with the Company. The options are issuable to officers, key employees

                     HIGHLAND HOLDINGS INTERNATIONAL, INC.
                         (an exploration Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


and consultants in such amounts and prices as determined by the Board of Directors. As of December 31, 1997, no options have been granted pursuant to this plan.


    2. Stock Grant Program: The Company has reserved 300,000 shares of its authorized common stock for issuance to key employees, officers, directors, and consultants. Under this plan, no employee may receive more than 100,000 options. The program requires the employee to remain in the employ of the company for at least one year following the grant and to agree not to engage in any activity which would be considered in competition with the Company's business. If the employee violates any one of these conditions the ownership of the stock issued under the program shall revert back to the Company. The stock issued under the program is nontransferable for two years. As of December 31, 1998 and September 30, 1999, no options have been granted pursuant to this plan.

    b. Leased Office Space

    The Company occupies office space at the office's of George Nadas, Chartered Accountant and Secretary to the Company at 800 Petrrolia Road, Unit 7, Toronto, Canada M3J 3K4. The Company pay rent on a month to month basis at the rate of $250.

    c. Leased Office Space in Honduras

    On October 26, 1997, the Company through its subsidiary HRH leased for two years approximately 630 square feet of office space in the city of Tequcigalps for $625 per month.

    d. Consulting Agreements

    1. Agreement with Loeb Aron & Company Ltd.

    On November 17, 1997, the Company entered into a consulting agreement with Loeb Aron & Company LTD.("Loeb Aron"), a company incorporated in England for services relating to geology and related mining, smelting, engineering, and production of minerals. The agreement is for two years beginning October 1, 1997 and is extended automatically for a period of 6 months or until notice is given by either party.

    For the year ended December 31, 1998, the Company has paid Loeb Aron as follows: On February 4, 1998, 714 post split shares of common stock valued at $1,000 and on September 10, 1998, 230,000 shares of common stock valued at $25,000.

    2. Agreement with A-Z Professional Consultants, Inc. a Utah corporation, ("A-Z"), for the purposes of consulting on matters relating to mergers and acquisitions, advising corporate management and in performing general administrative duties for public-held companies and development stage investment ventures. The term is for 1 year and is renewable.

    Payment for these services is 600,000 shares of common stock. As of September 30, 1999, the Company has delivered 600,000 shares of common stock valued at $0.05 per share for an aggregate consideration of $30,000.

                     HIGHLAND HOLDINGS INTERNATIONAL, INC.
                         (an exploration Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


    f. Litigation

    The Company is being sued by Mr. Douglas Furth of Aurora, Ohio for breach of contract relating to a consulting agreement entered into on August 26, 1996. The agreement relates to Mr. Furth performing corporate growth, public relations and expansion of the Company's shareholder base.

    Pursuant to the agreement, the Company was to issue 50,000 shares of common stock upon signing the agreement, pay a monthly retainer of 10,000 unrestricted shares of common stock, and pay a bonus of 50,000 unrestricted shares of common stock when the Company's stock is trading at an average closing price of $3.00 per share for a period of 14 consecutive days; pay a bonus of 50,000 unrestricted shares of common stock when the Company's common stock is trading at a average closing price of $4.00 per share for 14 consecutive days; pay a bonus of 100,000 unrestricted shares of common stock when the Company's stock trades at an average closing price of $5.00 per share for a period of 14 days; pay a bonus of 100,000 unrestricted shares of common stock when the Company's stock trades at an average closing price of $6.00 per share for a period of 14 days; and pay a bonus of 100,000 unrestricted shares of common stock when the Company's stock trades at an average closing price of $7.00 per share for a period of 14 days. Mr. Furth is seeking damages in the amount of $75,000 plus interest and punitive damages of $1,000,000.

    In the opinion of Management, the Company's exposure for loss is estimated to be 1,572 shares of common stock.

    Subsequent to the date of the financial statements, the case was dismissed.


    Note 10 - Convertible Promissory Note
              ---------------------------

    The Company borrowed an aggregate of $125,000 as evidenced by a Convertible Promissory Note with Cadence Capital Corp., (the "Note") dated March 26, 1998 and due September 22, 1998. The Company received net proceeds of $109,635 after paying interest in advance of $15,635. The Note is payable pursuant to the following terms and conditions:

    Interest is payable at the rate of 12% in advance upon the closing of the issuance of this Note. The holder of this Note has the right to convert this note, in whole or in part at any time into shares of common stock, at the lesser of 75% of the lowest closing bid price for the shares quoted on the Bulletin Board for the 5 day trading period ending on the day prior to the conversion date, or the lowest closing bid price for the shares quoted on the Bulletin Board for the five day trading period ending on the day prior to the date.

    Notwithstanding any provisions of this Note, in no event will the Holder be entitled to convert this Note into shares to the extent that after such conversion, the number of shares of common stock beneficially owned by the Holder and its affiliates and the number of shares issuable upon the conversion of this Note would result in beneficial ownership and its affiliates of more than 4.9% of the issued and outstanding shares of common stock as of the date of the conversion.

                      HIGHLAND HOLDINGS INTERNATIONAL, INC.
                         (an exploration Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


    The number of shares is also subject to various conversion price adjustments and adjustment for reverse stock splits.

    The Company has agreed to use the proceeds of this Note for working capital and not to pay any indebtedness of the Company.

    As of December 31, 1998, the Company had converted $101,000 in debt into an aggregate of 1,018,584 shares of common stock for an average conversion price of $.10 per share.

    As of December 31, 1999, the Company onverted the balance of $24,000 into 799,683 shares of common stock in consideration for the conversion of $24,000 in debt $.03 per share.

    On the dates of conversion of the promissory notes, the conversion prices were less than the fair values of the common stock, hence a beneficial conversion feature is attached to these convertible notes. For the year ended December 31, 1998 and 1999, the amount of this beneficial conversion feature is $41,248 and $7,994 respectively and has been recorded as interest expense and additional paid-in-capital for the years ended December 31, 1998 and 1999.

                              E STREET ACCESS, INC.


                        CONSOLIDATED FINANCIAL STATEMENTS

                   FOR THE YEARS ENDED APRIL 30, 2001 AND 2000
                                       AND
                INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' REPORT

                              E STREET ACCESS, INC.


                                TABLE OF CONTENTS


                                                                        PAGE NO.
                                                                        --------
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' REPORT                           51

CONSOLIDATED FINANCIAL STATEMENTS

         Consolidated Balance Sheets                                       52

         Consolidated Statements of Operations                             53

         Consolidated Statements of Cash Flows                             54

         Consolidated Statement of Changes in Stockholders' Equity         55

         Notes to the Consolidated Financial Statements                 56-61

                INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' REPORT


To the Board of Directors of
E Street Access, Inc.

We have audited the accompanying consolidated balance sheets of E Street Access, Inc. at April 30, 2001 and 2000, and the related consolidated statements of operations, cash flows and changes in stockholders' equity for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of E Street Access, Inc. at April 30, 2001 and 2000, and the consolidated results of its operations, cash flows and changes in stockholders' equity for years then ended in conformity with U.S. generally accepted accounting principles.

                                                  /s/ VAN BUREN & HAUKE, LLC
                                                  --------------------------
                                                  63 Wall St., Suite 2501
                                                  New York, NY  10005



September 20, 2001
New York, New York

                           E STREET ACCESS, INC
                        CONSOLIDATED BALANCE SHEETS


                                     Assets
                                                                                 (UNAUDITED)            APRIL 30,
                                                                                  JULY 31,      --------------------------
                                                                                    2001           2001           2000
                                                                                 -----------    -----------    -----------
Current assets
      Cash                                                                       $   181,049    $   205,655    $    31,480
      Receivable-brokers/dealers                                                      95,370        113,247             --
      Securities, at fair value                                                       23,655         24,315             --
      Prepaid interest                                                               120,000             --             --
                                                                                 -----------    -----------    -----------
           Total current assets                                                      420,074        343,217         31,480
                                                                                 -----------    -----------    -----------

Fixed asset, net of accumulated depreciation/amortization                            597,465        642,254        521,209
Other assets
      Clearing deposit                                                               146,494        149,387        151,932
      Advance to Highland Holdings International, Inc.                               175,000             --             --
      Investment, at cost                                                              3,300          3,300          3,300
                                                                                 -----------    -----------    -----------

Total Assets                                                                     $ 1,342,333    $ 1,138,158    $   707,921
                                                                                 ===========    ===========    ===========

                   Liabilities And Stockholders' Equity

Current liabilities
      Accounts payable and accrued expenses                                      $   342,075    $   440,660    $   194,776
      Short-term note payable                                                        500,000             --             --
      Officers loans                                                                      --             --        235,500
                                                                                 -----------    -----------    -----------
           Total current liabilities                                                 842,075        440,660        430,276
                                                                                 -----------    -----------    -----------

Stockholders' equity
      Common stock, 50,000,000 shares authorized; $0.005 par value;
         27,850,450 shares, 25,812,220 shares and 15,781,366 shares
         outstanding at July 31, 2001, April 30, 2001 and 2000, respectively         139,252        129,061         78,907
      Additional paid-in capital                                                   4,155,463      3,341,029        791,183
      Retained (deficit)                                                          (3,794,457)    (2,772,592)      (592,445)
                                                                                 -----------    -----------    -----------
            Total stockholders' equity                                               500,258        697,498        277,645
                                                                                 -----------    -----------    -----------

 Total Liabilities and Stockholders' Equity                                      $ 1,342,333    $ 1,138,158    $   707,921
                                                                                 ===========    ===========    ===========

          See accompanying notes to consolidated financial statements.

                              E STREET ACCESS, INC
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                           (UNAUDITED)
                                                   FOR THE THREE MONTHS ENDED         FOR THE YEARS ENDED
                                                  ----------------------------    ----------------------------
                                                    JULY, 31        JULY, 31        APRIL, 30       APRIL, 30
                                                      2001            2000           2001            2000
                                                  ------------    ------------    ------------    ------------
Revenues:
       Trading gains/(losses)                     $    (97,232)   $     15,000    $  1,064,805    $         --
       Commissions                                      20,719           2,717         112,382              --
       Other income                                      2,510           2,287           3,070           2,170
                                                  ------------    ------------    ------------    ------------
Total Revenues                                         (74,003)         20,004       1,180,257           2,170
                                                  ------------    ------------    ------------    ------------

Costs and Expenses:
       Compensation and related taxes                  275,899         321,425       1,206,276          80,458
       Consulting                                      213,185         114,905         785,241         161,918
       Professional fees                                92,523          24,728         191,438          34,362
       Quote fees                                      101,471              --         159,755           7,880
       Depreciation and amortization                    53,998          27,831         139,098          32,144
       Rent                                             30,338          31,855         123,685          51,311
       Insurance                                        37,654          26,407         118,988          17,141
       Office                                           17,778          32,278         151,208          84,841
       Telephone                                        35,549           4,968          70,498          52,394
       Interest                                         24,420              --          43,891          18,750
       Clearing and exchange fees                       34,319          11,545         150,390              --
       Software, computing and related expenses          9,573          84,597         121,232              --
       Other                                            21,155          26,114          98,704          35,329
                                                  ------------    ------------    ------------    ------------
Total Costs and Expenses                               947,862         706,653       3,360,404         576,528
                                                  ------------    ------------    ------------    ------------

NET LOSS                                          $ (1,021,865)   $   (686,649)   $ (2,180,147)   $   (574,358)
                                                  ============    ============    ============    ============

Basic and diluited net (loss)
   per common share                               $      (0.04)   $      (0.04)   $      (0.12)   $      (0.04)
                                                  ============    ============    ============    ============

Weighted average common shares
    outstanding during the period                   26,604,080      16,088,701      17,609,041      14,843,745
                                                  ============    ============    ============    ============

Pro Forma (See Note 9-"Reverse Takeover")

       Basic and diluited net (loss)
          per common share                        $      (0.04)   $      (0.02)   $      (0.08)   $      (0.02)
                                                  ============    ============    ============    ============

       Weighted average common shares
           outstanding during the period            27,850,450      27,850,450      27,850,450      27,850,450
                                                  ============    ============    ============    ============

          See accompanying notes to consolidated financial statements.

                              E STREET ACCESS, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                    (UNAUDITED)
                                                             FOR THE THREE MONTHS ENDED        FOR THE YEARS ENDED
                                                             --------------------------    --------------------------
                                                               JULY, 31       JULY, 31      APRIL, 30      APRIL, 30
                                                                2001           2000          2001            2000
                                                             -----------    -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss)                                                   $(1,021,865)   $  (686,649)   $(2,180,147)   $  (574,358)
Adjustments to reconcile net (loss) to net cash (used)
     by operating activities
     Depreciation/amortization                                    53,998         27,832        139,098         32,144
     Interest expense/amortization of prepaid interest            20,000             --             --             --
     Receivable-brokers/dealers                                   17,877             --       (113,247)            --
     Clearing deposit                                              2,893         (1,280)         2,545       (151,932)
     Stock issued for interest                                        --             --             --         18,750
     Stock issued for services                                        --         55,000         55,000             --
     Accounts payable and accrued expenses                       (98,585)       119,724        245,884        194,689
                                                             -----------    -----------    -----------    -----------

NET CASH (USED) BY OPERATING ACTIVITIES                       (1,025,682)      (485,373)    (1,850,867)      (480,707)
                                                             -----------    -----------    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
     Securities, at fair value                                       660             --        (24,315)            --
     Investment, at cost                                              --             --             --         (3,300)
     Fixed asset additions                                        (9,209)       (88,699)      (260,143)      (553,353)
     Advance to Highland Holdings International, Inc.           (175,000)            --             --             --
                                                             -----------    -----------    -----------    -----------

NET CASH (USED) BY INVESTING ACTIVITIES                         (183,549)       (88,699)      (284,458)      (556,653)
                                                             -----------    -----------    -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds of short-term notes                                500,000         75,000        827,700         50,000
     Repayment of short-term notes                                    --             --       (827,700)       (50,000)
     Proceeds from convertible notes                             649,625             --        788,250         35,000
     Proceeds of officers loans                                       --             --             --        400,000
     Repayment of officers loans                                      --           (500)      (235,500)      (164,500)
     Proceeds from sale of common stock                           35,000        532,500      1,756,750        790,840
                                                             -----------    -----------    -----------    -----------

NET CASH PROVIDED BY FINANCING ACTIVITIES                      1,184,625        607,000      2,309,500      1,061,340
                                                             -----------    -----------    -----------    -----------

Net (decrease) increase in cash                                  (24,606)        32,928        174,175         23,980

Cash at beginning of period                                      205,655         31,480         31,480          7,500
                                                             -----------    -----------    -----------    -----------

Cash at end of period                                        $   181,049    $    64,408    $   205,655    $    31,480
                                                             ===========    ===========    ===========    ===========

Supplemental disclosures of cash flow information:
  Cash paid during the periods for:
     Interest                                                $     2,970    $        --    $    38,500    $        --
                                                             ===========    ===========    ===========    ===========

     Income taxes                                            $     6,300    $        --    $        --    $        --
                                                             ===========    ===========    ===========    ===========

Supplemental disclosures of non-cash financing activities:
  Convertible notes converted to common stock
     during the periods                                      $   649,625    $        --    $   788,250    $    35,000
                                                             ===========    ===========    ===========    ===========

  Stock issued for prepaid interest and interest             $   140,000    $        --    $        --    $    18,750
                                                             ===========    ===========    ===========    ===========

  Stock issued for services                                  $        --    $    55,000    $    55,000    $        --
                                                             ===========    ===========    ===========    ===========

          See accompanying notes to consolidated financial statements.

                              E STREET ACCESS, INC.
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY


                                                 Common Stock           Additional                      Total
                                         --------------------------      Paid-In       Retained      Stockholders'
                                            Shares       Par value       Capital       (Deficit)       Equity
                                         -----------    -----------    -----------    -----------    -----------
Balance, April 8, 1999 (Inception)                --    $        --    $        --    $        --    $        --

April 30, 1999 Activity:

    Issue stock in private offering           33,334            167         25,333             --         25,500

    Net (loss)                                                                            (18,087)       (18,087)
                                         -----------    -----------    -----------    -----------    -----------

Balance, April 30, 1999                       33,334    $       167    $    25,333    $   (18,087)   $     7,413

April 30, 2000 Activity:

    Issue founders stock                  14,500,000         72,500        (72,500)            --             --

    Issue stock in private offering        1,053,032          5,265        785,575             --        790,840

    Issue stock from convertible notes       170,000            850         34,150             --         35,000

    Issue stock for interest                  25,000            125         18,625             --         18,750

    Net (loss)                                    --             --             --       (574,358)      (574,358)
                                         -----------    -----------    -----------    -----------    -----------

Balance, April 30, 2000                   15,781,366    $    78,907    $   791,183    $  (592,445)   $   277,645
                                         -----------    -----------    -----------    -----------    -----------

April 30, 2001 Activity:

    Issue founders stock                   5,666,667         28,333        (26,333)            --          2,000

    Issue stock in private offering        2,342,019         11,710      1,743,040             --      1,754,750

    Issue stock from convertible notes     1,948,834          9,744        778,506             --        788,250

    Issue stock for services                  73,334            367         54,633             --         55,000

    Net (loss)                                    --             --             --     (2,180,147)    (2,180,147)
                                         -----------    -----------    -----------    -----------    -----------

Balance, April 30, 2001                   25,812,220        129,061      3,341,029     (2,772,592)       697,498
                                         -----------    -----------    -----------    -----------    -----------

July 31, 2001 Activity (Unaudited):

    Issue stock for interest                 400,000          2,000        138,000             --        140,000

    Issue stock in private offering           46,667            233         34,767             --         35,000

    Issue stock from convertible notes     1,591,563          7,958        641,667             --        649,625

    Net (loss)                                                                         (1,021,865)    (1,021,865)
                                         -----------    -----------    -----------    -----------    -----------

Balance, July 31, 2001                    27,850,450    $   139,252    $ 4,155,463    $(3,794,457)   $   500,258
                                         ===========    ===========    ===========    ===========    ===========


          See accompanying notes to consolidated financial statements.

                              E STREET ACCESS, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             April 30, 2001 and 2000


1.       GENERAL

         Basis of Presentation - The consolidated financial statements include the accounts of E Street Access, Inc. (Corporation) and its wholly-owned subsidiary, ESA Securities, Inc. (subsidiary) (collectively, the "Company"). All material intercompany balances and transactions are eliminated in consolidation.

         The Company uses the accrual method of accounting for both financial and tax reporting purposes. The Company's year end is April 30.

         Organization And Nature of Operations - E Street Access, Inc. (Corporation) was organized in April 1999 in the state of New Jersey. In July 2000, it amended its original Certificate of Incorporation (Certificate) to increase its authorized shares from 2,500 shares, no par value to 10,000,000 shares at $0.01 par value. The Corporation again amended its Certificate in December 2000 to increase its authorized shares to 50,000,000 shares at $0.005 par value. In November 2000, the Corporation declared a 2 for 1 stock split. These changes have been incorporated into these financial statements from the earliest period presented.

         The Corporation is engaged in financial software development and licensing, hardware and network architecture and business development, which services are used primarily by its subsidiary, ESA Securities, Inc. The subsidiary, doing business as E Street Access, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (NASD) and the Securities Investor Protection Corp. (SIPC). The Subsidiary is authorized to conduct a general securities business comprising several classes of services, including principal transactions, agency transactions, investment banking and market making.

         Pursuant to an agreement between the subsidiary and Robb Peck McCooey Clearing Corporation (Robb Peck), all securities transactions of the subsidiary are cleared through Robb Peck, and subsidiary's customers are introduced and cleared on a fully disclosed basis.


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Fair Value of Financial Instruments - Substantially all of the Company's assets and liabilities are carried at fair value or contracted amounts which approximate fair value.

                              E STREET ACCESS, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             April 30, 2001 and 2000



         Receivables-brokers/dealers - Amounts receivable from other brokers/dealers arising in the ordinary course of the Company's securities business. The Company routinely performs ongoing assessments of collectibility of its receivables. No allowance is provided herein as management deems this amount collectible.

         Revenues - Trading gains/(losses) - The Company trades securities for its own account recording regular-way trades on the settlement date, which is not materially different than trade date.

         Commissions - Commissions are recorded on settlement date, which is not materially different then trade date.

         Securities, At Fair Value - The Company's investments are carried at fair market value. At April 30, 2001, the Company held equities of $19,364 and common stock options of $4,950.

         Investment, At Cost - The Company has an investment in restricted stock, recording and carrying its investment at cost as there is no readily determinable fair value.

         Fixes Assets - The Company's fixed assets, its depreciation/amortization policies and annual expense are set out below:

                                              Accumulated          Depreciation/              Fiscal Year
                                  Gross       Depreciation/         Amortization                Expense
        Description              Amount       Amortization             Policy               2001        2000
--------------------------    ------------   --------------    ------------------------  ----------   ---------
Furniture and fixtures               9,027              992     7 years; S-L                    645         347

Computers and equipment            353,819           92,270     5 years; S-L                 67,081      25,190

Leasehold improvements              68,152           15,764     48 or fewer months; S-L      62,215       6,607

Developed software                 382,497           62,215     36 months; S-L                9,157          --
                              ------------   --------------                              ----------   ---------
                              $    813,495   $      171,241                              $  139,098   $ 32,144
                              ============   ==============                              ==========   =========


         Annually, the Company reviews its fixed assets to determine their recoverability in the ordinary course of business. In the event impairment is indicated, the Company will reduce or totally remove the carrying value.

         The Company records its fixed assets at cost. Developed software is recorded at the cost of consultant, programmers, etc. and consists of a system to route and collect customer information and trading data.

                              E STREET ACCESS, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             April 30, 2001 and 2000


         Income Taxes - The Company and its subsidiary file a consolidated federal income tax return but file separate state income tax returns. For the years ended April 30, 2001 and 2000, the Company has a current net operating loss, and, therefore a provision for federal income taxes has not been provided. At April 30, 2001, the Company has net operating loss carry forwards of approximately $2,800,000 available to offset future consolidated federal taxable income, which if unused, expire through 2021. The Corporation and its subsidiary are subject to state income taxes on their separate taxable incomes. Accordingly, the accompanying consolidated financial statements include a provision for state income taxes of $6,300 for the year ended April 30, 2001.

         The Company's loss carry forwards give rise to a deferred tax benefit, which has been fully offset by a valuation allowance due to uncertainties as to whether the results of future operations will enable the Company to realize the tax benefits arising from this loss carry forwards.

         Basic and Diluted Net (Loss) Per Common Share - Basic and diluted net
         (loss) per common share has been computed by dividing the net (loss) by the weighted average number of common shares outstanding during the period.

3.       UNAUDITED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

         The accompanying unaudited consolidated interim financial statements of the Company have been prepared in accordance with generally accepted accounting principles for interim financial information. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Consolidated operating results for the three months ended July 31, 2001 and 2000 may not be indicative of the consolidated results for the full fiscal years.

4.       SHORT-TERM NOTES

         During fiscal 2001 and 2000, the Company would from time-to-time borrow working capital for short periods of time from various stockholders at nominal interest. During fiscal 2001 and 2000 the Company borrowed and repaid $727,700 and $50,000, respectively. In the year ended April 30, 2001, the Company paid $21,500 of interest.

         In August 2000, the Company borrowed $100,000 and repaid $50,000 in January and February 2001, and paying interest of $17,000 in March 2001. The Company also issued the lender 43,371 options to purchase the Company's common stock for a period of 5 years (expiring July 16, 2006) at $1.00 per share. At April 30, 2001 none of the options have been exercised.

                              E STREET ACCESS, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             April 30, 2001 and 2000

5.       STOCKHOLDERS' EQUITY

         From April 8, 1999 (inception) the Company began raising capital under a Private Offering Memorandum (POM), which was not registered under the Securities Act of 1933 pursuant to an exemption from registration contained in Section 4(2) and 4(6) and Rule 505 of Regulation D and was not filed with any state securities agencies. The Company's intent was to raise a maximum of $1,800,000 from the sale of 2,400,000 common shares at $0.75 per share (post split). The Company began receiving funds in April 1999 and through April 30, 2000 and 2001 deposited $816,340 and $1,754,750, respectively, from the sale of 1,086,366 shares and 2,342,019 shares, respectively.

         In the year ended April 30, 2000, the Company began offering convertible notes (note) wherein the note holder would contemporaneously with the issuance of the note, execute a conversion document, converting their note to common stock of the Company based on the original conversion feature stipulated in the note. During fiscal 2000, the Company converted notes into 170,000 shares of common stock, raising $35,000. In the year ended April 30, 2001, the Company converted notes into 1,948,834 shares of common stock, raising $788,250. The conversion feature of the notes provided for the conversion to shares of the Company's common stock at an average of $0.21 in fiscal 2000 and an average of $0.40 in fiscal 2001.

         During the year ended April 30, 2000, the Company issued 25,000 common shares in payment of $18,750 in interest, or $0.75 per share, as stipulated in the loan document. During fiscal year 2001, the Company issued 73,334 common shares for $55,000 in administrative services to an unrelated consultant, valuing the shares at the agreed upon value of $0.75 per share.

         In fiscal 2000 and 2001, the Company issued to its founders an aggregate 19,466,667 common shares, valuing them at par. These share issuances were pursuant to a May 2000 agreement among the founders to themselves up to 20,000,000 common shares if and when the Corporation had the authority to issue them.


6.       LEASES

         The Company has operating leases for facilities and automobiles in New Jersey. The terms of the facilities lease runs through February 2004 while the automobile leases vary from expiring in October 2003 to May 2004. The minimum lease payments under the leases are as follows:

                              E STREET ACCESS, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             April 30, 2001 and 2000




               Fiscal year ending                               Amount
               ------------------                              --------
               2000                                            $ 51,021
               2001                                             132,446
               2002                                             147,300
               2003                                             146,350
               2004                                             124,919


7.       CONCENTRATIONS OF CREDIT RISK

         The Company is engaged in various trading and brokerage activities. These activities may expose the Company to off-balance sheet risk in the event the customer or broker-dealer (collectively "counterparties") are unable to fulfill their contractual obligations. As a result, the Company's exposure to credit risk can be directly impacted by volatile markets, which may impair the customers' or broker-dealers' ability to satisfy their obligations. The Company seeks to control the risk associated with nonperformance by reviewing, as considered necessary, the credit standing of counterparties with which it conducts business.


8.       NET CAPITAL REQUIREMENTS

         The subsidiary is subject to the Uniform Net Capital Rule 15c3-1 under the Securities Exchange Act of 1934, which requires the maintenance of minimum net capital of $100,000 and requires that the ratio of aggregate indebtedness to net capital, as defined, shall not exceed 15 to 1. At April 30, 2001 subsidiary's net capital of $286,039 exceeded the minimum requirement by $186,039. Subsidiary's percentage of aggregate indebtedness to net capital was 2%.


9.       SUBSEQUENT EVENTS

         Reverse Takeover - Effective July 16, 2001, the Corporation agreed to an exchange offer from Highland Holdings International, Inc. (HHII) (a development stage company) wherein the Corporation's shareholders receive one share of HHII's common stock for each share of the Corporation's they own. The transaction, as contemplated, will result in the Corporation being a wholly-owned subsidiary of HHII. Although HHII is the surviving entity, the business of the consolidated entity is principally that of the Company's with its stockholders owning substantially all of HHII. For these reasons, the transaction will be accounted for as the acquisition of HHII's net liabilities by the Corporation at HHII's book value followed by the recapitalization of the entity. During the quarter ended July 31, 2001, the Corporation advanced HHII $175,000 to cover its obligation to its president. Since the financial statements of the continuing entity will be those of the Company, no consolidated pro forma financial information is presented



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


                              E STREET ACCESS, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             April 30, 2001 and 2000


         except for basic and diluted net (loss) per common share, reflecting the effect of the transaction on historical results.

         Financing - In the first fiscal quarter 2001, the Corporation borrowed $500,000 from a stockholder at the going money market interest rate with repayment in two hundred, ten days. In addition to the stated interest rate, the lender also received 400,000 shares of the Corporation's common stock. The 400,000 shares were recorded as prepaid interest based on the agreed upon per share rate of $0.35 per share. Interest expense will be recorded over the life of the loan based on the money market interest rate and amortization of the prepaid interest. During the quarter ended July 31, 2001, the Company recorded interest expense of $21,450.




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


Item 4.  Change in Registrant's Certifying Accountant.

         (a) On September 26, 2001 Kabani & Company, Inc. ("Kabani"), Highland's independent auditor for the previous fiscal year resigned in that capacity.

         (b) During fiscal year 2000 and the subsequent period up to September 26, 2001, the date of resignation, there were no disagreements with Kabani on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. Further, Kabani's audit reports for fiscal year 2000 did not contain an adverse opinion, nor was any report modified as to audit, scope or accounting principals except an emphasis paragraph on going concern.

         (c) Highland has requested that Kabani furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the Kabani letter to the Securities and Exchange Commission dated September 27, 2001 is filed as Exhibit 16.1 to this Form 8-K/A, Amendment No. 1.

         (d) Effective September 26, 2001, the firm of Van Buren & Hauke, LLC, CPAs was engaged to audit Highland's financial statements.



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



Item 5.  Other Events

         Highland has changed its principal executive offices to 480 Route 9 North, Englishtown, New Jersey.


Item 7.  Financial Statements and Exhibits

         Part (a)(1) Audited consolidated financial statements of Highland
                     Holdings International, Inc. and subsidiary for the years ended December 31, 2000 and 1999, and for the period from March 23, 1992 (inception) to December 31, 2000.
                 (2) Audited consolidated financial statements of E Street
                     Access, Inc. and subsidiary for the year ended April 30, 2001 and 2000.
                 (3) Unaudited interim consolidated financial statements of E
                     Street Access, Inc. and subsidiary for the quarter ended July 31, 2001.

         Part (b)(1) Pro forma consolidated balance sheet showing the anticipated effects of the transaction on the consolidated entity at July 31, 2001.


              (c)    Exhibits

                     2.1 Plan and Agreement of Reorganization, dated June 29, 2001, among Highland, E Street and certain shareholders of E Street ( the "Plan").*

                     2.2   First Amendment to the Plan, dated July 16, 2001.*

                     4.2   Amended and Restated Certificate of Designations.

                    16.1   Letter from Kabani & Company, Inc.


---------
* previously filed

Item 8.  Change in Fiscal Year.

         Highland has changed its fiscal year to begin on May 1 and to end on April 30. Previously it had adopted a fiscal year ending December 31. Reports on Form 10-QSB will be filed during the transition period.



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


                                   SIGNATURES

                      HIGHLAND HOLDINGS INTERNATIONAL, INC.


September 27, 2001                  by:/s/ John Derrico
                                    -----------------------------------------
                                  John Derrico
                                    President



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